UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-21237

Unified Series Trust
        (Exact name of registrant as specified in charter)

2960 N. Meridian St.

Indianapolis, IN	46208
(Address of principal executive offices)	(Zip code)

Christopher E. Kashmerick

Unified Fund Services, Inc.

2960 N. Meridian St. Suite 300

Indianapolis, IN 46208

(Name and address of agent for service)

Registrant's telephone number, including area code:	317-917-7000

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Marathon Value Portfolio

Annual Report

October 31, 2009

Fund Advisor:

Spectrum Advisory Services Inc.

1050 Crown Point Parkway, Suite 750

Atlanta, GA 30338

(800) 788-6086

www.marathonvalue.com

October 31, 2009

Dear Fellow Shareholders:

I am happy to share with you the results for our latest fiscal year. With exception of a few rough weeks in February, shareholders of the Fund might not have realized that the last twelve months have perhaps been the most volatile in financial market history.

In the prior two annual reports, I discussed the “panics” which result from excessive easy and unregulated credit. This year saw the governmental and business responses to those panics. Two PhD economists, Federal Reserve Chairman, Ben Bernanke, and Director of the White House's National Economic Council, Lawrence Summers, followed the textbook response to the banking crisis learned from the 1930s. While support of the credit markets was necessary in both cases, this country’s circumstances are very different in this period. We entered the 1930s as the world’s largest creditor nation. We entered the current downturn as the world’s largest debtor. The combination of massive monetary expansion accompanied by the large fiscal boost stemming from the federal deficit has, in the short run, proved a tonic for both investment banks and the stock market.

In the longer run, this increase in the country’s total debt and the supply of money could create barriers to our prosperity. The outsized financial sector has once again absorbed resources which the most productive areas of the economy needed. Also, large international companies which we own a lot of, have been able to consolidate their positions, but more entrepreneurial smaller domestic companies have had their growth stunted. Remarkably in the last nine years, the private sector has lost more jobs than it has created. Only governments have added new positions. Further, the focus on Wall Street at the expense of creating incentives for the private sector to hire and retain workers means that many Americans could still have severalyears to recover their economic well being.

Meanwhile, we have accomplished in the current year what we said we would in my most recent letters. The decline has enabled us to buy first rate companies at reasonable prices. We start the new year with what we believe are the highest caliber companies that we have ever had in the portfolio. In addition, we jettisoned several lower grade companies which we had bought because of their more attractive valuations.

We remain a very small fund with the same regulations and burdens of larger funds. Only by attracting new shareholders should we have the ability to lower our expenses. That is why I need your help in spreading the word. Despite our necessarily higher expenses, we have served our shareholders well. As Marathon’s largest shareholder, I will work towards the end that we all may benefit from the profitability of America’s corporations.

I once again thank long term shareholders who have helped make the Marathon Value Portfolio a unique proposition in today’s investment world.

I thank you for your continued loyalty.

Sincerely,

Marc Heilweil

MANAGEMENT DISCUSSION

Over the last twelve-month period ending October 31, 2009, Marathon Value Portfolio (“Marathon” or the “Fund”) returned +8.51%. Marathon’s annualized return since inception (March 28, 2000) is +5.34%. The comparable total returns for the S&P 500® Index benchmark are +9.80% and -2.08% for the same periods. Since the Fund’s inception, the Fund’s cumulative total return has been +64.71% versus the S&P 500® Index cumulative total return of -18.24%, for a total return differential of +82.95% for Marathon.

PERFORMANCE SUMMARY TOTAL RETURN

	Calendar 2000*	Calendar 2001	Calendar 2002	Calendar 2003	Calendar 2004	Calendar 2005	Calendar 2006	Calendar 2007	Calendar 2008	Year-to-Date 2009 as of 10/31/09	Since Inception as of 10/31/09
Marathon Value Portfolio S&P 500® Index	16.06% -11.67%	4.70% -11.89%	-11.00% -22.10%	26.20% 28.68%	14.03% 10.88%	6.20% 4.91%	11.76% 15.79%	3.10% 5.49%	-23.33% -37.00%	12.83% 17.05%	64.71% -18.24%

Annualized Total Returns
For the Periods Ended October 31, 2009
	One Year Average	Three Year Average	Five Year Average	Since Inception
Marathon Value Portfolio S&P 500® Index	8.51% 9.80%	-2.55% -7.02%	2.50% 0.33%	5.34% -2.08%

The Total Gross Annual Expense Ratio for the Fund, as disclosed in the Fund’s prospectus, before waivers and reimbursements is 1.28%. (1.25% after waivers and reimbursements by the Advisor). The Advisor has contractually agreed to waive its fees and/or cap certain operating expenses (excluding indirect expenses such as acquired fund fees) of the Fund through February 28, 2010.

* March 28, 2000 is the date Spectrum Advisory Services Inc. assumed management of Marathon. Returns for 2000 are from 03/28/00 through 12/31/00. Returns are not annualized, except where noted. The Fund's past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.marathonvalue.comor by calling 1-800-788-6086. The S&P 500® Index is unmanaged and returns for both the S&P 500® Index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund's Prospectus contains this and other information about the Fund, and should be read carefully before investing. You may obtain a current copy of the Fund's Prospectus by visiting www.marathonvalue.comor by calling 1-800-788-6086.

The Fund is distributed by Unified Financial Securities, Inc., 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208. (Member FINRA)

The chart above assumes an initial investment of $10,000 made on March 28, 2000 (commencement of Fund operations) and held through October 31, 2009. The Fund’s return represents past performance and does not guarantee future results. The line graph and performance table shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original purchase price.

The Fund’s investment objectives, risk, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and can be obtained by calling

1-800-788-6086 or visiting www.marathonvalue.com. The prospectus should be read carefully before investing.

The S&P 500® Index is a capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Fund’s portfolio holdings may differ significantly from the securities held in the Index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses.

While our overall return was slightly behind our benchmark, the stocks, viewed on their own, outperformed the benchmark. Bond investments, cash, and fees accounted for the difference. The buffer of cash along with the lesser volatility of our holdings made us one of the least volatile equity funds, according to Morningstar, in the entire universe of stock mutual funds.

Anyone who purports to have a firm grasp of what lies ahead needs a lesson in humility. Unprecedented government actions have made forecasts even more problematic than usual. The result so far have been to prop up the financial markets and to cause commodity prices to rise dramatically, most notably gold. It is logical to wonder when the monetary and fiscal stimulus is lessened, what the effect will be on the financial and commodity markets. Most importantly, business finds it difficult to make the capital investments which the economy needs to grow.

Against this uncertain backdrop, we have taken several steps. We continue to be conscious of the purchase price of our investments. As the market rallied late in this period, we curtailed buying. We, most importantly, have used this period to upgrade the portfolio to what we believe are superior companies with better businesses and management; at the same time, we have sold lesser companies which had been bought when the better companies had too much of a price premium attached to them. We have also emphasized companies which have the ability to raise prices should costs rise in the future. By purchasing an Exchange-Traded Fund (“ETF”) which tracks farm prices, we have also added some inflation protection to the portfolio.

The previously mentioned rise in commodity prices led to very good performance from most of the Fund’s energy holdings, including Anadarko Petroleum (the Fund’s top performer, up 72.6% during the fiscal year), Noble (+26.5%), and Sasol (+29.2%). We added to our positions in Noble, Sasol, and ConocoPhillips (-3.5%) when crude prices were much lower earlier this year.

Despite the still-muted level of enterprise capital spending, several technology bellweathers in the portfolio delivered solid gains, including International Business Machines (+29.7%), Cisco Systems (+28.4%), and Microsoft (+24.2%), as investors anticipated some degree of economic recovery and these companies rung up steady foreign sales with the dollar mostly declining during the period. Smaller component makers like Avnet (+48.0%) and Linear Technology (+14.1%) also performed well.

Pessimism over the implications of healthcare legislation on investment opportunities in that sector produced significant volatility. Several of our long-held healthcare companies underperformed during the period, including Becton, Dickinson (-1.5%), Cardinal Health (-25.8%), and Pharmaceutical Product Development (the Fund’s worst performer, -30.4%). On the positive side, however, the volatility and negative sentiment toward the sector gave us opportunities to buy what we view as high quality, leading healthcare companies such as Alcon, GlaxoSmithKline, and Novo Nordisk during the period at what we felt were very attractive valuations. Each of these recent holdings has been a strong performer so far.

Most of all, we continue to stress the long term over the siren call of short term trading. As such, we have a fund in which the portfolio manager is happy to be the largest investor.

Fund Holdings- (Unaudited)

1Based on net assets.

Availability of Portfolio Schedule- (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available at the SEC’s website at www.sec.gov. The Fund’s Form N-Qs may be reviewed and copied at the Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund Expenses- (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, consisting solely of management fees and trustee expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period (May 1, 2009) and held for the entire period (through October 31, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the redemption fee imposed on short-term redemptions. The second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. If incurred, the short-term redemption fee imposed by the Fund would increase your expenses.

Marathon Value Portfolio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 – October 31, 2009
Actual	$1,000.00	$1,155.57	$6.79
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36

*Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

Marathon Value Portfolio
Schedule of Investments
October 31, 2009

Common Stocks - 76.13%	Shares	Value

Automobiles, Parts & Equipment - 0.97%
Genuine Parts Co.	8,500	$ 297,415

Banking - Financial - 2.92%
B of I Holdings, Inc. (a)	14,900	124,266
First Niagara Financial Group, Inc.	11,500	147,660
Mitsubishi UFJ Financial Group, Inc. (b)	29,100	154,521
SunTrust Banks, Inc.	15,000	286,650
U.S. Bancorp	8,030	186,457
		899,554

Communications, Broadcasting & Cable - 1.13%
Liberty Global, Inc. - Class A (a)	10,500	215,565
SK Telecom Co., Ltd (b)	8,000	133,680
		349,245

Computer Software & Hardware - 5.58%
Cisco Systems, Inc. (a)	29,000	662,650
International Business Machines Corp.	6,200	747,782
Microsoft Corp.	11,100	307,803
		1,718,235

Data Services - 2.91%
Automatic Data Processing, Inc.	6,700	266,660
Equifax, Inc.	4,700	128,686
Global Payments, Inc.	5,500	270,765
Total System Services, Inc.	14,500	231,565
		897,676

Delivery and Freight Services - 1.57%
United Parcel Service, Inc. - Class B	9,000	483,120

Electric Components, Parts & Equipment - 5.99%
Avnet, Inc. (a)	19,600	485,688
Linear Technology Corp.	16,000	414,080
SECOM CO., LTD. (b)	2,800	252,000
Tyco Electronics Ltd.	16,000	340,000
Zebra Technologies Corp. - Class A (a)	14,075	351,875
		1,843,643

Energy - 5.99%
Anadarko Petroleum Corp.	6,000	365,580
ConocoPhillips	6,600	331,188
Noble Corp.	19,500	794,430
Sasol Ltd. (b)	9,500	355,205
		1,846,403

*See accompanying notes which are an integral part of these financial statements.

Marathon Value Portfolio
Schedule of Investments - continued
October 31, 2009

Common Stocks - 76.13% - continued	Shares	Value

Healthcare - 7.44%
Alcon, Inc.	2,500	$ 356,975
Becton, Dickinson & Co.	7,000	478,520
Cardinal Health, Inc.	5,500	155,870
Dionex Corp. (a)	5,200	352,976
Life Technologies Corp. (a)	5,541	261,369
Pharmaceutical Product Development, Inc.	15,200	327,560
St. Jude Medical, Inc. (a)	10,500	357,840
		2,291,110

Household Products - 3.04%
Colgate-Palmolive Co.	2,500	196,575
Kimberly-Clark Corp.	5,600	342,496
Procter & Gamble Co.	6,827	395,966
		935,037

Industrial Conglomerates - 10.67%
3M Co.	9,900	728,343
Eaton Corp.	8,800	531,960
Emerson Electric Co.	15,000	566,250
General Electric Co.	18,300	260,958
Leggett & Platt, Inc.	5,200	100,516
Raven Industries, Inc.	14,342	354,247
Tyco International, Ltd.	22,175	743,971
		3,286,245

Industrial Machinery - 4.20%
Graco, Inc.	18,638	513,291
Illinois Tool Works, Inc.	7,200	330,624
Lincoln Electric Holdings, Inc.	9,500	450,680
		1,294,595

Insurance - 6.43%
AEGON N.V. (a) (c)	23,000	162,150
Alleghany Corp. (a)	2,052	513,000
Aon Corp.	8,000	308,080
Berkshire Hathaway, Inc. - Class B (a)	130	426,790
Tokio Marine Holdings, Inc. (b)	7,750	198,090
White Mountains Insurance Group, Ltd.	1,200	372,204
		1,980,314

Packaged Foods - 2.76%
Campbell Soup Co.	15,000	476,250
Coca-Cola Co./The	7,000	373,170
		849,420

Pharmaceuticals - 3.78%
Abbott Laboratories	8,300	419,731
Bristol-Myers Squibb Co.	6,500	141,700
GlaxoSmithKline plc (b)	10,000	411,600
Novo Nordisk A/S (b)	3,100	192,665
		1,165,696

Publishing & Printing Media - 0.97%
John Wiley & Sons, Inc. - Class A	8,500	299,370

Restaurants - 1.60%
McDonald's Corp.	8,400	492,324

*See accompanying notes which are an integral part of these financial statements.

Marathon Value Portfolio
Schedule of Investments - continued
October 31, 2009

Common Stocks - 76.13% - continued	Shares	Value

Retail Stores - 3.31%
Costco Wholesale Corp.	6,300	$ 358,155
Family Dollar Stores, Inc.	4,000	113,200
Tiffany & Co.	10,000	392,900
Weis Markets, Inc.	4,400	155,760
		1,020,015

Specialty Chemicals - 3.65%
PPG Industries, Inc.	10,600	598,158
Valspar Corp.	20,700	525,159
		1,123,317

Staffing Services - 0.62%
CDI Corp.	15,800	192,444

Utilities - 0.60%
Korea Electric Power Corp. (a) (b)	8,119	112,692
NorthWestern Corp.	3,000	72,450
		185,142

TOTAL COMMON STOCKS (Cost $20,207,860)		23,450,320

Real Estate Investment Trusts - 2.37%

EastGroup Properties, Inc.	5,000	184,050
Plum Creek Timber Co., Inc.	14,370	449,637
Reading International, Inc. - Class A (a)	24,300	96,228

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $636,445)		729,915

Preferred Stock - 1.05%

E. I. du Pont de Nemours & Co., callable on 01/19/2010 @ $120	4,000	323,960

TOTAL PREFERRED STOCK (Cost $308,578)		323,960

Exchange-Traded Funds - 1.16%

PowerShares DB Agriculture Fund (a)	12,000	306,840
UltraShort MSCI Emerging Markets ProShares (a)	3,600	50,436

TOTAL EXCHANGE-TRADED FUNDS (Cost $375,027)		357,276

	Principal
Corporate Bonds - 3.48%	Amount

Ambac Financial Group, Inc., 5.950%, 12/05/2035	$ 600,000	150,508
American Express Centurion, 0.405%, 12/17/2009 (g)	250,000	250,005
CA, Inc., 4.750%, 12/01/2009	400,000	400,583
CWABS, Inc., 3.244%, 10/25/2032 (e) (g)	27,904	2,065
CWABS, Inc., 0.904%, 04/25/2032 (e) (g)	84,141	41,127
IMPAC CMB Trust, 1.144%, 10/25/2033 (f) (g)	171,139	139,536
IMPAC CMB Trust, 1.084%, 9/25/2034 (f) (g)	158,671	88,279
Mississippi Chemical Corp., 7.250%, 11/15/2017 (a) (d)	125,000	-

TOTAL CORPORATE BONDS (Cost $1,540,767)		1,072,103

*See accompanying notes which are an integral part of these financial statements.

Marathon Value Portfolio
Schedule of Investments - continued
October 31, 2009

Money Market Securities - 15.70%	Shares	Value

Fidelity Institutional Money Market Portfolio - Class I, 0.35% (h)	4,833,648	$ 4,833,648

TOTAL MONEY MARKET SECURITIES (Cost $4,833,648)		4,833,648

TOTAL INVESTMENTS (Cost $27,902,325) - 99.89%		$ 30,767,222

Other assets less liabilities - 0.11%		34,664

TOTAL NET ASSETS - 100.00%		$ 30,801,886

(a) Non-income producing.
(b) American Depositary Receipt.
(c) New York Registry.
(d) In default, issuer filed Chapter 11 bankruptcy. This security is currently valued according to fair value procedures approved by the Trust.
(e) Asset-Backed Security.
(f) Collateralized mortgage obligation.
(g) Variable rate securities; the coupon rate shown represents the rate at October 31, 2009.
(h) Variable rate security; the rate shown represents the money market rate at October 31, 2009.

*See accompanying notes which are an integral part of these financial statements.

Marathon Value Portfolio
Statement of Assets and Liabilities
October 31, 2009

Assets
Investments in securities
At cost	$ 27,902,325
At fair value	30,767,222

Interest receivable	24,180
Dividends receivable	28,075
Receivable from fund shares sold	12,500
Total assets	30,831,977

Liabilities
Accrued advisory fees (a)	29,809
Accrued trustee fees	282
Total liabilities	30,091

Net Assets	$ 30,801,886

Net Assets consist of:
Paid in capital	28,229,459
Accumulated undistributed net investment income (loss)	207,980
Accumulated net realized gain (loss) on investments	(500,418)
Net unrealized appreciation (depreciation) on:
Investments	2,864,897
Foreign currency translation	(32)

Net Assets	$ 30,801,886

Shares outstanding (unlimited number of shares authorized)	2,302,957

Net Asset Value
Offering and redemption price per share	$ 13.37

(a) See Note 4 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

Marathon Value Portfolio
Statement of Operations
For the year ended October 31, 2009

Investment Income
Dividend income (net of withholding tax of $2,198)	$ 545,751
Interest income	73,680
Total Income	619,431

Expenses
Investment advisor fee (a)	340,967
Trustee expenses	7,866
Total Expenses	348,833
Expenses waived by advisor (a)	(7,866)
Net operating expenses	340,967
Net Investment Income (Loss)	278,464

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(466,107)
Change in unrealized appreciation (depreciation)
on investment securities	2,762,047
Change in unrealized appreciation (depreciation)
on foreign currency translation	323
Net realized and unrealized gain (loss) on investment securities
and foreign currency translation	2,296,263
Net increase (decrease) in net assets resulting from operations	$2,574,727

(a) See Note 4 to the Financial Statements

*See accompanying notes which are an integral part of these financial statements.

Marathon Value Portfolio
Statements of Changes In Net Assets

	Year ended	Year ended
Increase (Decrease) in Net Assets due to:	October 31, 2009	October 31, 2008
Operations
Net investment income (loss)	$ 278,464	$ 330,401
Net realized gain (loss) on investment securities and foreign currency transactions	(466,107)	120,966
Change in unrealized appreciation (depreciation) on investments
and foreign currency translation	2,762,370	(7,948,648)
Net increase (decrease) in net assets resulting from operations	2,574,727	(7,497,281)

Distributions
From net investment income	(419,428)	(320,242)
From capital gains	(30,677)	(545,310)
Change in net assets from distributions	(450,105)	(865,552)

Capital Share Transactions
Proceeds from shares sold	2,529,208	8,489,865
Reinvestment of distributions	448,095	860,628
Amount paid for shares redeemed	(1,278,629)	(2,090,460)
Net increase (decrease) in net assets resulting
from share transactions	1,698,674	7,260,033
Total Increase (Decrease) in Net Assets	3,823,296	(1,102,800)

Net Assets
Beginning of year	26,978,590	28,081,390

End of year	$ 30,801,886	$ 26,978,590

Accumulated undistributed net investment income included in
net assets at end of period	$ 207,980	$ 233,314

Capital Share Transactions
Shares sold	222,166	570,915
Shares issued in reinvestment of distributions	38,603	55,453
Shares redeemed	(109,120)	(138,976)

Net increase (decrease) from capital share transactions	151,649	487,392

*See accompanying notes which are an integral part of these financial statements.

Marathon Value Portfolio
Financial Highlights
(For one share outstanding during each period)

	Year ended	Year ended	Year ended	Year ended	Year ended
	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005

Selected Per Share Data

Net asset value, beginning of period	$ 12.54	$ 16.88	$ 15.54	$ 14.31	$ 13.09

Income from investment operations
Net investment income	0.12	0.16	0.16	0.11	0.10
Net realized and unrealized gain (loss)	0.91	(4.01)	1.57	1.45	1.22
Total from investment operations	1.03	(3.85)	1.73	1.56	1.32

Less Distributions to shareholders:
From net investment income	(0.19)	(0.18)	(0.11)	(0.10)	(0.10)
From capital gains	(0.01)	(0.31)	(0.28)	(0.23)	-
Total distributions	(0.20)	(0.49)	(0.39)	(0.33)	(0.10)

Net asset value, end of period	$ 13.37	$ 12.54	$ 16.88	$ 15.54	$ 14.31

Total Return (a)	8.51%	-23.36%	11.30%	11.01%	10.11%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 30,802	$ 26,979	$ 28,081	$ 24,937	$ 20,523
Ratio of expenses to average net assets
before waiver	1.28%	1.27%	1.26%	1.27%	1.27%
Ratio of expenses to average net assets	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income to
average net assets before waiver	0.99%	1.13%	0.95%	0.77%	0.73%
Ratio of net investment income to
average net assets	1.02%	1.15%	0.96%	0.79%	0.76%
Portfolio turnover rate	25.53%	41.77%	25.12%	29.03%	38.04%

(a) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

*See accompanying notes which are an integral part of these financial statements.

Marathon Value Portfolio

Notes to the Financial Statements

October 31, 2009

NOTE 1. ORGANIZATION

Marathon Value Portfolio (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on December 18, 2002. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). On January 3, 2003, the Fund acquired all of the assets and liabilities of the Marathon Value Portfolio, a series of the AmeriPrime Funds (the “Predecessor Fund”) in a tax-free reorganization. The Predecessor Fund commenced operations on March 12, 1998. The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment objective is to provide long-term capital appreciation in a well-diversified portfolio. Since March 28, 2000, the Fund’s advisor has been Spectrum Advisory Services, Inc. (“Advisor”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the year ended October 31, 2009, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2005.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Foreign Currency – Investment securities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Marathon Value Portfolio

Notes to the Financial Statements - continued

October 31, 2009

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the fiscal year ended October 31, 2009, the Fund reclassified $115,628 and $3 from accumulated net realized gain (loss) on investments and paid in capital respectively, to accumulated undistributed net investment income (loss).

Subsequent Events – In accordance with accounting principles generally accepted in the United States of America (“GAAP”), management has evaluated subsequent events through December 30, 2009, the date the financial statements were issued. See Note 9 for information regarding the approval of a new president of the Trust.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities
•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stock, preferred stocks, real estate investment trusts, and exchange-traded funds, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security.

Marathon Value Portfolio

Notes to the Financial Statements - continued

October 31, 2009

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the fund. These securities will be categorized as Level 1 securities.

Fixed income securities, including corporate bonds and asset-backed securities are valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Funds invest in may default or otherwise cease to have market quotations readily available.

Marathon Value Portfolio

Notes to the Financial Statements - continued

October 31, 2009

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2009:

		Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$ 23,450,320	$ -	$ -	$ 23,450,320

Real Estate Investment Trusts	729,915	-	-	729,915

Preferred Stocks	323,960	-	-	323,960

Exchange-Traded Funds	357,276	-	-	357,276

Corporate Bonds	-	1,072,103	** 0	1,072,103

Money Market Securities	4,833,648	-	-	4,833,648

Total	$ 29,695,119	$ 1,072,103	$ -	$ 30,767,222

* Refer to Schedule of Investments for industry classifications

** The Fund held a Mississippi Chemical Corp. corporate bond during the entire reporting period. The bond was fair valued at $0 during the entire period, and is classified as a level 3 security. The Fund did not hold any other level 3 securities during the period. The Fund did not hold any derivative instruments during the reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement (the “Agreement”), the Advisor has agreed to provide investment advisory services to the Fund, and to pay most operating expenses of the Fund, in return for a "universal fee." The Agreement states that the Fund, not the Advisor, is obligated to pay the following expenses:  brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of independent trustees and extraordinary or nonrecurring expenses.  The Agreement does not require the Advisor to pay indirect expenses incurred by the Fund, such as fees and expenses of other investment companies in which the Fund may invest. As compensation for its management services and agreement to pay the Fund’s expenses, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.25% of the average daily net assets of the Fund. It should be noted that  most investment companies pay their own operating expenses directly, while the Advisor pays the Fund’s expenses, except those specified above. For the fiscal year ended October 31, 2009, the Advisor earned fees of $340,967 from the Fund.

The Advisor has contractually agreed to waive and/or reimburse the Fund for certain fees and expenses, but only to the extent necessary to maintain the Fund’s total net annual operating expenses, except brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, any direct expenses such as expenses incurred by other investment companies in which the Fund may invest and extraordinary litigation expenses, at 1.25% of average daily net assets through February 28, 2010. For the fiscal year ended October 31, 2009, pursuant to the expense cap, the Advisor reimbursed fees of $7,866. At October 31, 2009, the Advisor was owed $29,809 for its advisory services.

Each waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was waived, provided that the Fund is able to make the repayment without exceeding the expense limitation described above. The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, at October 31, 2009 are as follows:

Recoverable through
Amount	October 31,

$7,866	2012

Marathon Value Portfolio

Notes to the Financial Statements - continued

October 31, 2009

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

The Trust retains Unified Fund Services, Inc. (“Unified”) to manage the Fund’s business affairs and provide the Fund with administrative services, fund accounting and transfer agency services, including all regulatory reporting and necessary office equipment and personnel. The Advisor paid all administrative, transfer agency, and fund accounting fees on behalf of the Fund per the Agreement. Certain officers of the Trust are members of management and/or employees of Unified. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). A Trustee of the Trust is a member of management of the Custodian. Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund. There were no payments made to the Distributor by the Fund for the fiscal year ended October 31, 2009. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and an officer of the Trust is an officer of the Distributor and such persons may be deemed to be affiliates of the Distributor.

NOTE 5. INVESTMENT TRANSACTIONS

For the fiscal year ended October 31, 2009, purchases and sales of investment securities, other than short-term investments were as follows:

At October 31, 2009, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

At October 31, 2009, the aggregate cost of securities for federal income tax purposes was $27,901,739. At October 31, 2009, the difference between book and tax basis unrealized appreciation is attributable primarily to the deferral of wash sales and mark-to-market on foreign currency translation.

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the outstanding shares of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of October 31, 2009, Charles Schwab & Co. held, in an omnibus account for the benefit of others, 77.24% of the Fund’s shares. As a result, Charles Schwab & Co. may be deemed to control the Fund. Marc S. Heilweil, President of the Advisor, owns 4.06% of the outstanding shares of the Fund as of October 31, 2009.

Marathon Value Portfolio

Notes to the Financial Statements - continued

October 31, 2009

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

On December 19, 2008, the Fund paid an income distribution of $0.1663 per share and a short-term capital gain distribution of $0.0140 per share to shareholders of record on December 18, 2008.

On December 23, 2008, the Fund paid an additional income distribution of $0.0248 per share to shareholders of record on December 22, 2008.

On December 28, 2009, the Fund paid an additional income distribution of $0.1148 per share to shareholders of record on December 24, 2009.

The tax character of distributions paid during the fiscal years 2009 and 2008 were as follows:

At October 31, 2009, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

NOTE 9. SUBSEQUENT EVENT

At a meeting of the Board on November 9, 2009, Melissa K. Gallagher was approved as the new president of the Trust. Anthony J. Ghoston, served as president from July 2004 to November 2009.

NOTE 10. CAPITAL LOSS CARRYFORWARD

At October 31, 2009, the Fund had available for federal tax purposes an unused capital loss carryforward of $501,004, which is available for offset against future taxable net capital gains. To the extent these carryforwards are used to offset future capital gains, it is probable that the amount, which is offset, will not be distributed to shareholders.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Marathon Value Portfolio

(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Marathon Value Portfolio (the “Fund”), a series of the Unified Series Trust, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009 by correspondence with the Fund’s custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Marathon Value Portfolio as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

December 30, 2009

TRUSTEES AND OFFICERS– (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 62) Independent Trustee, December 2002 to present

President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from September 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age - 63) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age - 59) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004 ; Director, International Crankshaft, Inc. since January 2004; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age - 57) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Kenneth G.Y. Grant (Age – 60) Independent Trustee, May 2008 to present

Senior Vice President of Global Trust Company since 2008; Senior Vice President of Advisors Charitable Gift Fund since May 2005; Senior Vice President and Chief Officer, Corporate Development, of Northeast Retirement Services, Inc. since February 2003; Senior Vice President of Savings Banks Employees Retirement Association since February 2003; Treasurer (since January 2004) and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

Interested Trustees & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 53)*** Trustee, November 2007 to present

Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October, 2008; Director, Greenlawn Cemetery since October, 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

Anthony J. Ghoston(Age - 50) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005; Executive Vice President from June 2004 to June 2005; Senior Vice President from April 2003 to June 2004; Chief Executive Officer of The Huntington Funds since April 2009; Chief Executive Officer and Interested Trustee of the Valued Advisers Trust since August 2008; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from October 1997 to November 2004.

John C. Swhear (Age - 47) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of the Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including: Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007; Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Christopher E. Kashmerick (Age - 34) Treasurer and Chief Financial Officer, November 2008 to present

Vice President of Fund Accounting, Financial and Tax Reporting for Unified Fund Services, Inc., the Trust's Administrator, since April 2008; Assistant Vice President, Compliance Officer and Compliance Administrator for U.S. Bancorp Fund Services, LLC, a mutual fund servicing company, from February 2005 to April 2008; Employed in various positions with UMB Fund Services, a mutual fund servicing company including: Senior Accounting Analyst, Accounting Analyst and Fund Balancing Supervisor, from May 2000 through February 2005.

William J. Murphy (Age - 46) Assistant Treasurer, February 2008 to present	Manager of Financial Reporting for Unified Fund Services, Inc., since October 2007; Employed in various positions with American United Life Insurance Company from March 1987 to October 2007.
Lynn E. Wood (Age - 62) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chairman and Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from September 2000 to December 2004; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from September 2000toOctober 2004.

Heather Bonds (Age - 33) Secretary, July 2005 to present; Assistant Secretary, September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002, currently Manager, Board Relations and Legal Administration, since March 2008; Secretary of the Valued Advisers Trust since August 2008; Assistant Secretary of Dean Family of Funds August 2004 to March 2007; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004.

Tara Pierson (Age - 34) Assistant Secretary, November 2008 to present	Employed by Unified Fund Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to present.
*	The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208.

** The Trust currently consists of 27 series.

*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the Distributor, as of October 31, 2009.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 788-6086 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Fund at (800) 788-6086 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Gary E. Hippenstiel

Daniel J. Condon

Ronald C. Tritschler

Nancy V. Kelly

Kenneth G.Y. Grant

OFFICERS

Anthony J. Ghoston, President

John Swhear, Senior Vice-President

Christopher E. Kashmerick, Treasurer & Chief Financial Officer

Heather A. Bonds, Secretary

Lynn Wood, Chief Compliance Officer

William J. Murphy, Assistant Treasurer

Tara Pierson, Assistant Secretary

INVESTMENT ADVISOR

Spectrum Advisory Services Inc.

1050 Crown Point Parkway, Suite 750

Atlanta, GA 30338

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

Becker Value Equity Fund

(NASDAQ: BVEFX)

Annual Report

October 31, 2009

Fund Advisor:

Becker Capital Management, Inc.

1211 SW Fifth Avenue

Suite 2185

Portland, OR 97204

Toll Free: (800) 551-3998

Becker Value Equity Fund

The fiscal year ended October 31, 2009 enjoyed a meaningful second half stock market recovery. The Becker Value Equity Fund’s (The “Fund”) 13.91% gain comfortably outperformed the Russell 1000 Value and S&P 500 Indices, which returned 4.78% and 9.80% respectively. Additionally, the Fund’s annualized five year return was 3.66% versus -0.05% and 0.33% for the aforementioned indices. These results have earned the Fund Morningstar’s highest rating of 5 stars for the 1 year, 3 year and 5 year time periods in the Large Value category out of 1,138 funds, 1,124 funds, and 934 funds respectively.

In our opinion, stocks, buoyed by investors’ growing conviction that the worst of the economic and credit market news was behind us, staged a dramatic rise from their March 2009 lows. We believe this rebound was all the more remarkable given the calamitous conditions of just a few months ago. Against that difficult backdrop, the Federal Reserve’s adoption of a “zero interest rate policy” began to prod investors out of their sizable holdings of low risk U.S. Treasury Bills and money market funds into higher risk assets, including stocks.

It is our opinion that, since mid-summer, evidence has mounted that an incipient economic upswing was unfolding. The beginning of an inventory restocking cycle, increased manufacturers’ orders and better than expected corporate profits have combined to elevate business and consumer confidence. Our suspicion is that this recovery will prove uneven and difficult to sustain as long as unemployment remains high. Thus far, better than expected profits mostly reflect expense reductions, especially labor costs. Going forward, we believe a pickup in sales leading to sustainable earnings improvement will be necessary to support aggregate market valuations.

A review of your Fund’s past year performance makes clear that both sector weightings and, especially, individual stock selections contributed to the Fund’s outperformance. Our significant overweighting in the relatively “defensive” consumer staples (food, beverages, etc.) sector protected capital while the market was in freefall. Companies like Coca Cola and Wal-Mart were resistant to last year’s sell-off. Then, during the market’s recovery, more cyclical issues began to assume a leadership role. This list would include names such as J.P. Morgan Chase, which gained 83% subsequent to its January 2009 purchase. Strong performance was also registered by Weatherford in oil service, and health care distributor McKesson (up 80% and 72% respectively during the fiscal year). Conversely, early year losses were realized in laggards including International Paper, Alcoa and Tidewater, all of which impeded results.

Looking ahead, we believe this economic recovery will prove below average. This suggests an economic environment that could divide individual companies into “winners and losers” more than ever. We believe such would play to our strength which has long been research and analysis driven leading to good stock selections. Recent portfolio activity has been subdued. Our only new purchases during the past quarter were Symantec, a computer security company, and Electronic Arts, a developer and marketer of video game software. Both companies meet our fundamental requirement of high quality companies that are unpopular and trade at attractive valuations. Conversely, we have been more active on the sell side, eliminating positions in Adtran, Cadbury-Schweppes, Carbo Ceramics and Walgreens because they reached our upside valuation targets. TCF Financial, McGraw Hill and Comcast were sold due to fundamental changes at each company.

For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar RatingTM for a fund is derived from a weighted average of the performance figures associated with its 3-, 5-, and 10-year (if applicable) Morningstar Rating metrics. The Fund had the following ratings for the 1 year, 3 year, and 5 year time periods respectively: 5 stars out of 1,138, 1,124, and 934 funds respectively from the Large Value Fund category.

Investment Results– (Unaudited)

1The Fund is changing its primary benchmark from The S&P 500® Index to the Russell 1000 Value Index based on the Advisor’s belief that the Russell 1000 Value Index more accurately reflects the larger capitalization composition, style and investment strategies of the Fund.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Current performance of a Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-551-3998.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Russell 1000 Value Index and The S&P 500® Index are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The Indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling 1-800-551-3998. Please read it carefully before investing. The Fund is distributed by Unified Financial Securities, Inc., Member FINRA.

The chart above assumes an initial investment of $10,000 made on November 3, 2003 (commencement of Fund operations) and held through October 31, 2009. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.The Russell 1000 Index and S&P 500® Index are widely recognized unmanaged indices of common stock prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Indices returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends and are not annualized.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-800-551-3998. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

FUND HOLDINGS– (Unaudited)

1As a percent of net assets.

2Companies with market capitalizations greater than $1.5 billion.

3Companies with market capitalization less than $1.5 billion.

The Becker Value Equity Fund invests primarily in common and preferred stock of large or medium-sized companies whose market prices do not reflect the true value of the companies in the opinion of the Fund’s advisor. The Fund will generally select stocks of companies with market capitalizations that exceed $1.5 billion.

AVAILABILITY OF PORTFOLIO SCHEDULE- (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ABOUT THE FUND'S EXPENSES- (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period, and held for six months from May 1, 2009 to October 31, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Becker Value Equity Fund
Schedule of Investments
October 31, 2009

Common Stocks - 97.36%	Shares	Value

Air Courier Services - 1.60%
FedEx Corp.	18,000	$ 1,308,420

Beverages - 1.79%
Coca-Cola Co. / The	27,500	1,466,025

Biological Products - 2.03%
Amgen, Inc. (a)	30,900	1,660,257

Crude Petroleum & Natural Gas - 5.06%
Devon Energy Corp.	19,525	1,263,463
Pioneer Natural Resources Co.	27,500	1,130,525
Royal Dutch Shell PLC - Class A (b)	29,500	1,752,595
		4,146,583

Drilling Oil & Gas Wells - 2.52%
Diamond Offshore Drilling, Inc.	5,000	476,250
Helmerich & Payne, Inc.	22,000	836,440
Weatherford International, Ltd. (a)	43,000	753,790
		2,066,480

Electric & Other Services Combined - 2.02%
Xcel Energy, Inc.	87,710	1,652,456

Electronic & Other Electrical Equipment - 3.65%
Emerson Electric Co.	40,710	1,536,802
General Electric Co.	102,000	1,454,520
		2,991,322

Electronic Connectors - 1.88%
Tyco International, Ltd.	46,000	1,543,300

Fats & Oils - 4.21%
Archer-Daniels-Midland Co.	49,950	1,504,494
Bunge, Ltd.	34,100	1,945,746
		3,450,240

Fire, Marine & Casualty Insurance - 4.52%
Allstate Corp. / The	44,500	1,315,865
Chubb Corp. / The	34,000	1,649,680
Zenith National Insurance Corp.	26,000	741,780
		3,707,325

Food & Kindred Products - 2.15%
Nestle SA (b)	37,805	1,758,689

Hospital & Medical Service Plans - 2.26%
Aetna, Inc.	71,100	1,850,733

*See accompanying notes which are an integral part of these financial statements.

Becker Value Equity Fund
Schedule of Investments - continued
October 31, 2009

Common Stocks - 97.36% - continued	Shares	Value

Insurance Agents, Brokers & Service - 2.03%
Marsh & McLennan Companies, Inc.	71,000	$ 1,665,660

Life Insurance - 0.95%
MetLife, Inc.	23,000	782,690

Malt Beverages - 1.25%
Molson Coors Brewing Co. - Class B	21,000	1,028,370

Meat Packing Plants - 1.76%
Hormel Foods Corp.	39,595	1,443,634

Motor Vehicles & Passenger Car Bodies - 2.00%
HONDA MOTOR CO., Ltd. (b)	53,000	1,641,410

National Commercial Banks - 4.87%
JPMorgan Chase & Co.	40,700	1,700,039
PNC Financial Services Group, Inc.	28,500	1,394,790
U.S. Bancorp	38,500	893,970
		3,988,799

Office Machines - 1.74%
Pitney Bowes, Inc.	58,300	1,428,350

Oil, Gas Field Services - 2.16%
Schlumberger, Ltd.	28,500	1,772,700

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 1.93%
Zimmer Holdings, Inc. (a)	30,100	1,582,357

Paints, Varnishes, Lacquers, Enamels & Allied Products - 2.10%
PPG Industries, Inc.	30,500	1,721,115

Petroleum Refining - 7.02%
Chevron Corp.	24,575	1,880,970
ConocoPhillips	44,500	2,233,010
Murphy Oil Corp.	26,800	1,638,552
		5,752,532

Pharmaceutical Preparations - 2.22%
Abbott Laboratories	36,000	1,820,520

Public Building and Related Furniture - 1.76%
Johnson Controls, Inc.	60,200	1,439,984

Radio & TV Broadcasting & Communications Equipment - 2.61%
L-3 Communications Holdings, Inc.	20,000	1,445,800
Nokia Corp. (b)	55,190	695,946
		2,141,746

Retail - Computer & Computer Software Stores - 0.92%
GameStop Corp. - Class A (a)	31,000	752,990

Retail - Grocery Stores - 2.44%
Kroger Co. / The	86,600	2,003,058

*See accompanying notes which are an integral part of these financial statements.

Becker Value Equity Fund
Schedule of Investments - continued
October 31, 2009

Common Stocks - 97.36% - continued	Shares	Value

Retail - Variety Stores - 2.21%
Costco Wholesale Corp.	3,300	$ 187,605
Wal-Mart Stores, Inc.	32,690	1,624,039
		1,811,644

Search, Detection, Navigation, Guidance, Aeronautical Systems - 3.91%
Harris Corp.	39,620	1,652,946
Raytheon Co.	34,200	1,548,576
		3,201,522

Semiconductors & Related Devices - 1.63%
Intel Corp.	70,000	1,337,700

Services - Prepackaged Software - 7.14%
Electronic Arts, Inc. (a)	41,900	764,256
Lawson Software, Inc. (a)	135,650	855,952
Microsoft Corp.	81,000	2,246,130
Symantec Corp. (a)	113,050	1,987,419
		5,853,757

State Commercial Banks - 1.54%
State Street Corp.	30,000	1,259,400

Surgical & Medical Instruments & Apparatus - 4.62%
Becton, Dickinson & Co.	29,500	2,016,620
Covidien PLC	42,015	1,769,672
		3,786,292

Telephone Communications - (No Radio Telephone) - 1.94%
AT&T, Inc.	62,000	1,591,540

Wholesale - Drugs Proprietaries & Druggists' Sundries - 2.02%
McKesson Corp.	28,200	1,656,186

Wholesale - Electronic Parts & Equipment - 0.90%
Tyco Electronics, Ltd.	34,550	734,188

TOTAL COMMON STOCKS (Cost $75,861,932)		79,799,974

Money Market Securities - 2.67%
Federated Government Obligations Fund - I - 0.07% (c)	2,184,379	2,184,379

TOTAL MONEY MARKET SECURITIES (Cost $2,184,379)		2,184,379

TOTAL INVESTMENTS (Cost $78,046,311) - 100.03%		$ 81,984,353

Liabilities in excess of other assets - (0.03%)		(22,377)

TOTAL NET ASSETS - 100.00%		$ 81,961,976

(a) Non-income producing.
(b) American Depositary Receipt.
(c) Variable Rate Security; the money market rate shown represents the rate at October 31, 2009.

*See accompanying notes which are an integral part of these financial statements.

Becker Value Equity Fund
Statement of Assets and Liabilities
October 31, 2009

Assets
Investment in securities:
At cost	$ 78,046,311
At value	$ 81,984,353

Receivable for Fund shares sold	14,427
Receivables for investments sold	154,339
Dividends receivable	136,787
Prepaid expenses	9,274
Interest receivable	281
Total assets	82,299,461

Liabilities
Payable to Advisor (a)	40,835
Payable for investments purchased	249,499
Payable to adminstrator, fund accountant and transfer agent	12,731
Payable to trustees and officers	825
Payable to custodian	2,377
Payable for Fund shares redeemed	15,140
Other accrued expenses	16,078
Total liabilities	337,485

Net Assets	$ 81,961,976

Net Assets consist of:
Paid in capital	$ 84,318,903
Accumulated undistributed net investment income (loss)	809,096
Accumulated net realized gain (loss) from investment transactions	(7,104,065)
Net unrealized appreciation (depreciation) on investments	3,938,042

Net Assets	$ 81,961,976

Shares outstanding (unlimited number of shares authorized)	7,395,743

Net asset value and offering price per share	$ 11.08

Redemption price per share (b) (NAV * 99%)	$ 10.97

(a) See Note 4 in the Notes to the Financial Statements.
(b) The redemption price per share reflects a redemption fee of 1.00%
on shares redeemed within 30 calendar days of purchase.

*See accompanying notes which are an integral part of these financial statements.

Becker Value Equity Fund
Statement of Operations
For the fiscal year ended October 31, 2009

Investment Income
Dividend income (Net of foreign withholding taxes of $26,163)	$ 1,676,966
Interest income	1,291
Total Income	1,678,257

Expenses
Investment Advisor fee (a)	652,865
Administration expenses	61,756
Transfer agent expenses	38,650
Fund accounting expenses	30,890
Registration expenses	24,588
Legal expenses	22,893
Custodian expenses	15,489
Audit expenses	13,188
CCO expenses	7,547
Trustee expenses	7,099
Pricing expenses	5,686
Insurance expense	5,525
Miscellaneous expenses	3,113
Report printing expense	1,455
24f-2 expense	461
Total Expenses	891,205
Fees waived by Advisor (a)	(270,984)
Net operating expenses	620,221
Net Investment Income (Loss)	1,058,036

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities	(6,150,528)
Change in unrealized appreciation (depreciation) on investment securities	16,179,554
Net realized and unrealized gain (loss) on investment securities	10,029,026
Net increase (decrease) in net assets resulting from operations	$ 11,087,062

(a) See Note 4 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

Becker Value Equity Fund
Statements of Changes In Net Assets

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Operations
Net investment income (loss)	$ 1,058,036	$ 668,778
Net realized gain (loss) on investment securities	(6,150,528)	(953,522)
Change in unrealized appreciation (depreciation) on investment securities	16,179,554	(20,532,736)
Net increase (decrease) in net assets resulting from operations	11,087,062	(20,817,480)

Distributions
From net investment income	(779,308)	(705,521)
From net realized gain	-	(3,921,727)
Total distributions	(779,308)	(4,627,248)

Capital Share Transactions
Proceeds from shares sold	31,334,759	32,251,641
Reinvestment of distributions	507,548	2,524,422
Amount paid for shares redeemed	(17,727,265)	(20,003,308)
Proceeds from redemption fees collected (a)	535	-
Net increase (decrease) in net assets resulting
from share transactions	14,115,577	14,772,755

Total Increase (Decrease) in Net Assets	24,423,331	(10,671,973)

Net Assets
Beginning of year	57,538,645	68,210,618

End of year	$ 81,961,976	$ 57,538,645

Accumulated undistributed net investment income
included in net assets at end of period	$ 809,096	$ 530,368

Capital Share Transactions
Shares sold	3,375,174	2,685,475
Shares issued in reinvestment of distributions	57,028	187,969
Shares redeemed	(1,873,322)	(1,533,268)

Net increase from capital share transactions	1,558,880	1,340,176

(a) The Fund charges a redemption fee of 1.00% on
shares redeemed within 30 calendar days of purchase.
*See accompanying notes which are an integral part of these financial statements.

Becker Value Equity Fund
Financial Highlights
(For a share outstanding throughout each period)

	Year	Year		Year	Year	Year
	ended	ended		ended	ended	ended
	10/31/2009	10/31/2008		10/31/2007	10/31/2006	10/31/2005

Selected Per Share Data
Net asset value, beginning of period	$ 9.86	$ 15.17		$ 14.20	$ 12.59	$ 11.09

Income from investment operations:
Net investment income (loss)	0.14	0.13		0.16	0.14	0.09
Net realized and unrealized gains (losses)	1.20	(4.37)		1.40	2.05	1.49
Total income (loss) from investment operations	1.34	(4.24)		1.56	2.19	1.58

Less Distributions to Shareholders:
From net investment income	(0.12)	(0.16)		(0.14)	(0.08)	(0.04)
From net realized gain	-	(0.91)		(0.45)	(0.50)	(0.04)
Total distributions	(0.12)	(1.07)		(0.59)	(0.58)	(0.08)

Paid in capital from redemption fees (a)	-	-		-	-	-

Net asset value, end of period	$ 11.08	$ 9.86		$ 15.17	$ 14.20	$ 12.59

Total Return (b)	13.91%	-29.83%		11.18%	17.91%	14.24%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 81,962	$ 57,539		$ 68,211	$ 51,439	$ 34,871
Ratio of expenses to average net assets	0.95%	0.99%	(c)	1.00%	1.00%	1.00%
Ratio of expenses to average net assets
before waiver & reimbursement	1.36%	1.33%		1.31%	1.43%	1.73%
Ratio of net investment income to
average net assets	1.62%	1.10%		1.14%	1.15%	0.75%
Ratio of net investment income to average
net assets before waiver & reimbursement	1.21%	0.76%		0.83%	0.72%	0.02%
Portfolio turnover rate	44.97%	45.97%		38.95%	30.47%	35.46%

(a) Redemption fees resulted in less than $0.005 per share in each period.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c) Effective September 1, 2008, the Advisor contractually agreed to lower the Fund's expense cap to 0.95%.
Prior to September 1, 2008, the Fund's expense cap was 1.00%.
*See accompanying notes which are an integral part of these financial statements.

Becker Value Equity Fund

Notes to the Financial Statements

October 31, 2009

NOTE 1. ORGANIZATION

The Becker Value Equity Fund (the “Fund”) was organized as a diversified series of the Unified Series Trust (the “Trust”) on June 9, 2003. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund commenced operations on November 3, 2003. The investment advisor to the Fund is Becker Capital Management, Inc. (the “Advisor”). The investment objective of the Fund is to provide long-term capital appreciation.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended October 31, 2009, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years prior to 2005.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the fiscal year ended October 31, 2009, there were no such reclassifications.

Becker Value Equity Fund

Notes to the Financial Statements- continued

October 31, 2009

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

Subsequent Events – In accordance with accounting principles generally accepted in the United States of America (“GAAP”), management has evaluated subsequent events through December 30, 2009, the date the financial statements were issued. See Note 9 for information regarding the approval of a new president of the Trust and the lowering of the management fee.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities
•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks and American Depositary Receipts, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Becker Value Equity Fund

Notes to the Financial Statements- continued

October 31, 2009

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the fund. These securities will be categorized as Level 1 securities.

Fixed income securities, such as corporate bonds, U.S. government securities, and U.S. government agency securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2009:

		Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$ 73,951,334	$ -	$ -	$ 73,951,334

American Depositary Receipts*	5,848,640	-	-	5,848,640
Money Market Securities	2,184,379	-	-	2,184,379

Total	$ 81,984,353	$ -	$ -	$ 81,984,353

* Refer to Schedule of Investments for industry classifications

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period.

Becker Value Equity Fund

Notes to the Financial Statements- continued

October 31, 2009

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s average net assets. For the fiscal year ended October 31, 2009, before the waiver described below, the Advisor earned a fee of $652,865 from the Fund. The Advisor has contractually agreed through February 28, 2010 to waive its management fee and/or reimburse certain Fund operating expenses so that the total annual Fund operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), taxes, any indirect expenses such as expenses incurred by other investment companies in which the Fund may invest, and extraordinary expenses do not exceed 0.95% of the Fund’s average daily net assets. For the fiscal year ended October 31, 2009, the Advisor waived fees of $270,984. At October 31, 2009, the Advisor was owed $40,835 from the Fund for advisory services.

Each waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitations in place at the time of the waiver. The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, at October 31, 2009 are as follows:

Recoverable through
Amount	October 31,

$193,400	2010
$206,122	2011
$270,984	2012

For the fiscal year ended October 31, 2009, $179,767 of prior year waivers expired and are no longer subject to recoupment by the Advisor.

The Trust retains Unified Fund Services, Inc. (“Unified”), to manage the Fund’s business affairs and to provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended October 31, 2009, Unified earned fees of $61,756 for administrative services provided to the Fund. At October 31, 2009, the Fund owed Unified $6,072 for administrative services. Certain officers of the Trust are members of management and/or employees of Unified. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the principal distributor of the Fund and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). A Trustee of the Trust is a member of management of the Custodian. For the fiscal year ended October 31, 2009, the Custodian earned fees of $15,489 for custody services provided to the Fund. At October 31, 2009, the Fund owed the Custodian $2,377 for custody services.

The Trust retains Unified to act as the Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended October 31, 2009, Unified earned fees of $16,297 from the Fund for transfer agent services and $22,353 in reimbursement of out-of-pocket expenses incurred in providing transfer agent services. For the fiscal year ended October 31, 2009, Unified earned fees of $30,890 from the Fund for fund accounting services. At October 31, 2009, the Fund owed Unified $1,400 for transfer agent services, $2,100 in reimbursement of out-of-pocket expenses, and $3,159 for fund accounting services.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund’s shares. There were no payments made to the Distributor by the Fund for the fiscal year ended October 31, 2009. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and an officer of the Trust is an officer of the Distributor and such persons may be deemed to be affiliates of the Distributor.

Becker Value Equity Fund

Notes to the Financial Statements- continued

October 31, 2009

NOTE 5. INVESTMENT TRANSACTIONS

For the fiscal year ended October 31, 2009, purchases and sales of investment securities, other than short-term investments were as follows:

At October 31, 2009, the appreciation (depreciation) of investments for tax purposes was as follows:

At October 31, 2009, the aggregate cost of securities for federal income tax purposes, was $78,147,965.

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. At October 31, 2009, Commercial Properties, for the benefit of others, owned 31.71% of the outstanding shares of the Fund. Thus, Commercial Properties may be deemed to control the Fund.

Becker Value Equity Fund

Notes to the Financial Statements- continued

October 31, 2009

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

On December 22, 2008, the Fund paid an income distribution of $0.1215 per share to shareholders of record on December 19, 2008.

The tax character of distributions paid for the fiscal years ended October 31, 2009 and 2008 were as follows:

Distributions paid from:	2009	2008
Ordinary income	$ 779,308	$ 705,623
Short-term Capital Gain	-	302,860
Long-term Capital Gain	-	3,618,765
	$ 779,308	$ 4,627,248

*Short term capital gain distributions are treated as ordinary income for tax purposes.

On December 23, 2009, the Fund paid an income distribution of $0.1290 per share to shareholders of record on December 22, 2009.

At October 31, 2009, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$ 809,096
Capital loss carryforward	(7,002,411)
Unrealized appreciation (depreciation)	3,836,388
$ (2,356,927)

At October 31, 2009, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales in the amount of $101,654.

NOTE 9. SUBSEQUENT EVENTS

At a meeting of the Board on November 9, 2009, Melissa K. Gallagher was approved as the new president of the Trust. Anthony J. Ghoston, served as president from July 2004 to November 2009. In addition, effective November 1, 2009, the Advisor lowered its management fee with respect to the Fund from 1.00% to 0.85% of the Fund’s average daily net assets.

NOTE 10. CAPITAL LOSS CARRYFORWARD

At October 31, 2009, the Fund had available for federal tax purposes unused capital loss carryforwards of $7,002,411, which are available to offset future realized gains. To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders. The carryforward expires as follows:

Amount	Expires October 31,
$953,537	2016
$6,048,874	2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Trustees

Becker Value Equity Fund

(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Becker Value Equity Fund (the “Fund”), a series of the Unified Series Trust,as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Becker Value Equity Fund as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

December 30, 2009

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 62) Independent Trustee, December 2002 to present

President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from September 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age - 63) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age - 59) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004 ; Director, International Crankshaft, Inc. since January 2004; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age - 57) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Kenneth G.Y. Grant (Age – 60) Independent Trustee, May 2008 to present

Senior Vice President of Global Trust Company since 2008; Senior Vice President of Advisors Charitable Gift Fund since May 2005; Senior Vice President and Chief Officer, Corporate Development, of Northeast Retirement Services, Inc. since February 2003; Senior Vice President of Savings Banks Employees Retirement Association since February 2003; Treasurer (since January 2004) and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

Interested Trustees & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 54)*** Trustee, November 2007 to present

Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October, 2008; Director, Greenlawn Cemetery since October, 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

Anthony J. Ghoston(Age - 50) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005; Executive Vice President from June 2004 to June 2005; Senior Vice President from April 2003 to June 2004; Chief Executive Officer of The Huntington Funds since April 2009; Chief Executive Officer and Interested Trustee of the Valued Advisers Trust since August 2008; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from October 1997 to November 2004.

John C. Swhear (Age - 48) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of the Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including: Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007; Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Christopher E. Kashmerick (Age - 34) Treasurer and Chief Financial Officer, November 2008 to present

Vice President of Fund Accounting, Financial and Tax Reporting for Unified Fund Services, Inc., the Trust's Administrator, since April 2008; Assistant Vice President, Compliance Officer and Compliance Administrator for U.S. Bancorp Fund Services, LLC, a mutual fund servicing company, from February 2005 to April 2008; Employed in various positions with UMB Fund Services, a mutual fund servicing company including: Senior Accounting Analyst, Accounting Analyst and Fund Balancing Supervisor, from May 2000 through February 2005.

William J. Murphy (Age - 46) Assistant Treasurer, February 2008 to present	Manager of Financial Reporting for Unified Fund Services, Inc., since October 2007; Employed in various positions with American United Life Insurance Company from March 1987 to October 2007.
Lynn E. Wood (Age - 63) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chairman and Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from September 2000 to December 2004; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from September 2000toOctober 2004.

Heather Bonds (Age - 34) Secretary, July 2005 to present; Assistant Secretary, September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002, currently Manager, Board Relations and Legal Administration, since March 2008; Secretary of the Valued Advisers Trust since August 2008; Assistant Secretary of Dean Family of Funds August 2004 to March 2007; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004.

Tara Pierson (Age - 34) Assistant Secretary, November 2008 to present	Employed by Unified Fund Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to present.
*	The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208.

** The Trust currently consists of 27 series.

*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the Distributor, as of October 31, 2009.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 551-3998 to request a copy of the SAI or to make shareholder inquiries.

Management Agreement Renewal (Unaudited)

The approval of the Amended and Restated Management Agreement (the “Agreement”) for the Fund was considered by the Board, including a majority of Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively the “Trustees,” each a “Trustee”) at an in-person meeting held August 9 -10, 2009. The Chairman of the Board noted that on June 27, 2009, the Advisor Contract Renewal Committee (“Committee”) convened via teleconference to consider whether to recommend that the full Board renew the Agreement between the Trust and the Advisor on behalf of the Fund. He stated that all Trustees were present at the meeting.

The Trustees acknowledged receiving and reviewing the materials compiled by Unified and the Fund’s Advisor and provided to the participants in advance of the meeting. Legal counsel referred the Trustees to her law firm’s memorandum included in the Board materials outlining the factors to be considered in approving the Agreement. She also stated that no changes had been proposed to the Agreement. She also noted that the Advisor to the Fund had agreed to continue capping certain Fund operating expenses.

The Chairman noted that all participants acknowledged receiving and reviewing the 15(c) materials compiled by the Administrator and provided in advance of the meeting. He also noted that no changes are proposed to the Fund’s Agreement or expense cap side letter. The Chairman noted the materials specifically provided to the Committee included the following information: (i) executed copies of the Fund’s Agreement and current expense cap side letter, (ii) a letter from the Administrator to the Advisor setting forth, and the Advisor’s response to, a detailed series of questions regarding, among other things, its services to the Fund, its profitability from managing the Fund and ideas for future growth for the Fund, (iv) a certification from the Advisor that it had adopted a compliance program that is reasonably designed to prevent violation of federal securities laws by the Fund, (v) the Advisor’s Form ADV Part I and II and accompanying schedules, (vi) reports provided by the Administrator regarding the Fund’s performance for the year to date, past three month and one-, three- and five-year periods ending June 30, 2009 and comparisons of the same to the Fund’s benchmark and peer groups for the same periods, and (vii) reports provided by the Administrator comparing the Fund’s advisory fee and total expenses (after fee waivers and reimbursements) to the Fund’s peer group as determined by the Administrator.

The Chairman noted that after discussing the materials provided by the Advisor, the Committee contacted the Advisor’s representatives, including the portfolio managers to the Fund, and interviewed them for approximately a half hour.

During the in-person Board meeting, the Committee members noted they had received and evaluated such information as they deemed necessary to make their decision. They also noted they had taken into account a number of factors they believed, in light of the legal advice provided by legal counsel to the Trust and legal counsel to the independent trustees, and their own business judgment, to be relevant. They noted that this included information regarding the Advisor that had been provided to the Board throughout the year at regular meetings of the Board, as well as information that was specifically furnished to the Committee in connection with its review of the Fund’s management arrangement. As a result, the Committee summarized its review as follows:

(i)         The Nature, Extent and Quality of Services – The Committee noted that the Advisor manages approximately $1.6 billion in assets, of which the Fund represented approximately $68 million in assets, as of June 30, 2009. The Committee reviewed the responses from the Advisor as to the resources provided to the Fund, and considered the adequacy of such resources in light of the desire to increase the level of Fund assets, and whether the resources are sufficient to sustain good performance, compliance and other needs. The Committee determined the Advisor’s resources appear adequate, and specifically noted the Advisor provides to the Fund the support of two portfolio managers and various administrative staff, including the Advisor’s compliance officer. The Committee noted the Advisor was not proposing any changes to the level of services provided to the Fund. The Committee noted various compliance reports had been provided by the Advisor and the Trust’s CCO to the Board throughout the year, and noted, based on such reports, that the Fund’s investment policies and restrictions were consistently complied with during the last year. The Committee noted that the Fund’s holdings as of April 30, 2009 included Huntington U. S. Treasury Money Market Fund, but that the Advisor had reported that it had been provided with less than 24 hours notice to convert the holding. The Committee further noted that the Trust’s Chief Compliance Officer had reviewed the Advisor’s compliance policies and procedures and determined that they appeared reasonably designed to prevent violation of federal securities laws.

(ii)        Fund Performance – The Committee discussed the Fund’s performance and reviewed other materials provided by the Advisor and the Administrator with respect to such performance. The Committee noted that for the year to date, three month, one- and five year periods ended June 30, 2009, the Fund had outperformed its peer group average, but had underperformed its peer group average for the three-year period. They also noted that the Fund outperformed its benchmark, the Russell 1000 Value Index for the year to date, three month, one-, three-, and five-year periods ended June 30, 2009. They also noted that the Advisor reported that the Fund was named a “Category Killer” by the New York Times and that the Fund had a four star Morningstar rating.

(iii)       Fee Rates and Profitability – The Committee next reviewed the Advisor’s financial statements for the years ended December 31, 2008 and 2007. A trustee requested updated financials from the Advisor when available. The Committee noted that the Advisor’s fee (after waiver and reimbursement) was equivalent to its peer group average. The Committee also noted that the Advisor currently is waiving a portion of its advisory fee and reimbursing expenses in order to maintain the Fund’s expense cap and that total Fund expenses (after fee waiver and reimbursement) were lower than its peer group average. The Committee further noted that the Advisor had reduced its advisory fee from 1.20% and had reduced its expense cap to 0.95%, thus passing on economies of scale to the Fund. The Committee considered that the Advisor charges the same advisory fee to the Fund as to two private equity funds also managed by the Advisor. The Committee noted that the Advisor did not provide a separate profitability analysis for the Fund, but that the Advisor as a whole appeared to be realizing a profit. The Committee considered the Advisor’s report that in addition to lowering fees and capping expenses, the Advisor also paid certain platform fees for the Fund, typically 35-45 basis points. The Advisor reported that it expected to continue capping certain operating expenses of the Fund at 0.95% through February 28, 2010.

The Committee noted that, with respect to its soft dollar arrangements, the Advisor stated it pays average commissions of about $0.02 - $0.04 per share to brokers providing certain research services, and that the average commission rates paid by the Fund to brokers providing research services is identical to commission rates paid by the Advisor’s private accounts for similar transactions. The Committee requested that the Advisor complete its certification in connection with the filing of its soft dollar report to the Board.

(iv)       Economies of Scale – In determining the reasonableness of the advisory fees, the Committee also considered whether economies of scale will be realized as the Fund grows larger, and the extent to which this is reflected in the advisory fees. The Advisor stated that it did not anticipate significant changes to its distribution, but that it planned to increase its marketing efforts to institutional and high net worth clients. The Advisor also reported that it expected gradual, consistent growth over the next year. The Committee noted that the Fund had been growing but that it did not appear that the Advisor has begun to realize any significant economies of scale from managing the Fund.

The Committee reviewed the foregoing with the Board, indicating that its members had determined that the Fund’s advisory fee (after fee waivers and reimbursements by the Advisor) was reasonable, and that its members unanimously were recommending that the Board approve the Fund’s Management Agreement.

After reviewing and discussing the materials and the Committee’s recommendation, the Trustees, including the Independent Trustees, unanimously determined that continuation of the Agreement between the Trust and the Advisor is in the best interest of the Fund and its shareholders and voted to continue the Agreement for an additional year.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by: (1) calling the Fund at (800) 551-3998 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov .

TRUSTEES

Gary E. Hippenstiel
Stephen A. Little
Daniel J. Condon
Ronald C. Tritschler
Nancy V. Kelly
Kenneth G.Y. Grant

OFFICERS

Anthony J. Ghoston, President
John C. Swhear, Senior Vice President
Christopher E. Kashmerick, Treasurer
Lynn E. Wood, Chief Compliance Officer
Heather Bonds, Secretary
William J. Murphy, Assistant Treasurer
Tara Pierson, Assistant Secretary

INVESTMENT ADVISOR

Becker Capital Management, Inc.

1211 SW Fifth Avenue, Suite 2185

Portland, OR 97204

DISTRIBUTOR

Unified Financial Securities, Inc.
2960 N. Meridian Street, Suite 300
Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.
800 Westpoint Pkwy., Suite 1100
Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn LLP
One U.S. Bank Plaza
St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine, LLP
312 Walnut Street, 14th Floor
Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank
41 S. High St.
Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT
AND FUND ACCOUNTANT

Unified Fund Services, Inc.
2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus, which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.
Member FINRA/SIPC

Jones Villalta Opportunity Fund

Annual Report

October 31, 2009

Fund Adviser:

Jones Villalta Asset Management, LLC

805 Las Cimas Parkway, Suite 125

Austin, TX 78746

Toll Free (866) 950-5863

Jones Villalta Opportunity Fund (JVOFX)

Managed by Jones Villalta Asset Management, LLC

Annual Report Commentary – October 31, 2009

After stumbling in the first quarter of 2009, the broad market has surged higher over the past seven months, and JVOFX was well positioned to take advantage of the upward movement in share prices. From our inception on December 23, 2008, through October 31, 2009, the S&P 500 ® index has produced a total return of 21.45%. JVOFX is up 39.31% over this same time period.

While market pundits are focusing on the recent upward movement in US stock prices, it is important to keep three things in mind:

1.

The market is a leading indicator—it will lead the economy downward and lead the economy upward. Consequently, it is not surprising that the stock market has moved significantly higher as the economic environment has gotten only marginally better.

2.

It may be that the market is not reacting to economic news, but is simply rectifying a downside over-reaction. To say that the market has moved irrationally higher since the March lows is to say that the March lows were a reasonable assessment of company prospects.

3.

A company’s value (and the resulting stock price) discounts the future not the past. Indeed, much of the value of a given company is based upon the company’s results many years in the future. In other words, short-term results should only have a minimal impact on a company’s value.

We would add that we’re comforted by what we believe is the present state of pessimism that pervades our economic and market discourse. An over-valued market is built upon a skewed distribution of thought. As more and more individuals turn optimistic, valuations are pushed higher. Without this skew, however, it’s unlikely that the market is not just reflecting the underlying valuations (which may still be moving upward). In short, the more balanced the range of opinion is the more likely that the subject of conversation is being adequately analyzed. We don’t think the current range of opinion is balanced, we think it’s decidedly pessimistic.

Many investors (professional or non-professional) and the media appear to be focused on the present state of the economy and the current job market – pointing to the dismal state of the job market as a reason to avoid stocks, or more specifically, consumer-related stocks. This misses a central tenet of valuation – stocks are valued based upon the future, not the past. It is precisely the present state of affairs that affords us the opportunity to purchase many stocks at steep discounts to long-term intrinsic values. If one waits for the job situation to improve, the stocks that benefit from stability in the job market could already have moved higher. The question one needs to ask is: “Have consumers changed for good?” Or, “Will consumer buying behavior remain changed once stability returns to the job market and economy?” Our sense is that it will not. Some consumers will still want to go on vacation, will still want to purchase clothes, and will still purchase cars – and the magnitude of these purchases will likely not be changed significantly from pre-recession levels.

This is not to say that the recession is not significant. It has been the worst economic environment since the Great Depression, and many companies have suffered from both lower consumption and an implosion in credit markets (resulting in higher borrowing costs, or an inability to roll-over debt).

Still, our sense is that the current upward movement in stock prices is not euphoric, but more of a rectification of over-shoot to the downside. In this respect, we always keep in mind that one can look at the state of the market in a couple of ways: the market is up significantly year-to-date, or the market is down significantly over the past two years. While neither insight tells us very much, bearing both in mind I’m more optimistic about the market’s prospects than I’m concerned about valuation.

On October 31st, only a handful of stocks were lower in relation to their prices at purchase (used as a starting date, since JVOFX’s inception was less than 12 months ago, on December 23, 2008). Indeed, 27 of the positions held in the portfolio at the end of October, were higher by double-digit amounts and with the exception of Citigroup Inc. and American International Group, Inc. (AIG), every financial issue in the portfolio moved higher by more than 74% (on October 31st, financials were JVOFX’s second largest sector position). Of the individual issues in the portfolio, consumer discretionary issues contributed most to our relative performance (relative to the S&P 500) with companies like Liberty Media Holding Company – Interactive, Ford Motor Company, Gap Inc., Royal Caribbean Cruises Ltd., and certain purchase lots of MGM Mirage Inc. being some of our best performing issues. Technology issues, our second largest sector position – and second largest sector deviation from the S&P 500, also turned in strong performance, with every purchase moving higher by double-digit amounts and 6 of the 8 holdings moving higher by more than 36% (off of average purchase prices).

We sold the entirety of two positions since our inception in December of 2008. AIG, ended up being a very poor position for us, and one that we held for a very short time period. Our second sale in 2009 was Lear Corporation, which entered bankruptcy in the third quarter. Interestingly, from our purchase on December 23, 2008 through our sale dates, Lear Corporation resulted in a gain on purchase of more than 46% - in spite of our final sale (when the firm announced that they would be reorganizing under bankruptcy court protection) being a fairly significant loss from our original cost basis. Pruning of this position, as it grew from our original cost basis (from purchases in December of 2008 and January of 2009), resulted in a sizable gain overall. There is always risk in owning common stock in companies, however in the case of both AIG and Lear Corporation we felt the return potential out-weighted the risk of ownership. Finally, it is worth noting that 2009 was a very unusual year. The market is up significantly year-to-date, yet some companies were not able to stave off bankruptcy earlier in the year. We believe the liquidity crisis of 2008/2009 is largely to blame for this phenomenon, as companies with difficulties became companies without options.

A handful of stocks in the portfolio detracted from our overall performance. While AIG was far and away the worst performing issue in the portfolio since our inception, Citigroup Inc., Toll Brothers, Inc., Comcast Corporation and Pfizer Incorporated all moved lower for the period covered.

While our investments in late 2008 and early 2009 showed significant sector biases, as 2009 progressed we found ourselves adding diversification to the portfolio. While we remain bullish on the market in general and we believe that valuations are low, we are gradually adding positions that move our sector exposures more in line with the broad market. This is a gradual shift, and while each of our three newest holdings fall outside of our major sector themes, we continue to hold significant positions in consumer discretionary issues, technology issues and financials.

In late May, we added a holding in the telecommunication services sector, NII Holdings Inc. (NIHD). NIHD operates wireless service providers in Mexico and South America under the NEXTEL International brand name. This addition, with revenues coming entirely from outside of the US, provides us with meaningful exposure to emerging markets. JNJ adds to our weighting in health care. Our only other health care issue, Pfizer Incorporated, purchased another holding of ours, Wyeth, in mid-October. The addition of SVU in late September adds a holding in the consumer staples sector. With the addition of this large grocery retailer, we now have holdings in each of the 10 S&P sectors.

On a quarter-to-quarter basis, the data on the US economy and housing is improving steadily. While much is being made of exceeding expectations or falling-short of expectations, we can’t lose sight of the fact that from quarter-to-quarter, economic data is improving.

This is not to say that the trajectory will be linear. Indeed, it rarely is. The US Labor Department announced in early October that 263,000 jobs had been cut in September. This was a step back from August, when 201,000 jobs had been cut. Moreover, the job cuts in September exceeded expectations.

This seemed to be relatively poor news, and on its face a sign that the labor market was reversing course. However, it’s important to note that September’s job numbers were the second best in over a year—only exceeded by the August job-cut figures. In perspective, we see that the September job-cuts were worse than August, but still relatively good in comparison to job cuts in any other month since the credit crisis began.

In short, much of the economic data released over the past year has shown the same tendencies as the job-cut data cited above. It would be very nice if the economy and job market acted in a way that conformed to our sense of improvement, however, lacking this tendency, I’ll take the data we are getting - and, in perspective, I’ll be very happy with it.

Thomas Villalta, CFA

Chief Investment Officer and Portfolio Manager

Jones Villalta Asset Management, LLC

Investment Results– (Unaudited)

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-866-950-5863.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Russell 1000 and the S&P 500® Indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling the same number as above. Please read it carefully before investing. The Fund is distributed by Unified Financial Securities, Inc. Member FINRA.

The chart above assumes an initial investment of $10,000 made on December 23, 2008 (commencement of Fund operations) and held through October 31, 2009. The Russell 1000 and the S&P 500® Indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-866-950-5863. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Fund Holdings – (Unaudited)

 1As a percentage of net assets.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses– (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2009 to October 31, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the redemption fee imposed on short-term redemptions.

Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jones Villalta Opportunity Fund	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During the Period Ended October 31, 2009
Actual*	$1,000.00	$1,279.26	$7.19
Hypothetical**	$1,000.00	$1,018.90	$6.37

*Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/365.

** Assumes a 5% return before expenses.

Jones Villalta Opportunity Fund
Schedule of Investments
October 31, 2009

Common Stocks - 95.96%	Shares	Value

Consumer Discretionary - 31.36%
Automobiles
Ford Motor Co. (a)	9,540	$ 66,780

Hotels, Restaurants & Leisure
MGM MIRAGE (a)	3,670	34,021
Royal Caribbean Cruises, Ltd. (a)	3,020	61,095
		95,116
Household Durables
Toll Brothers, Inc. (a)	1,340	23,209

Internet & Catalog Retail
Liberty Media Corp. - Interactive - Class A (a)	5,970	67,700

Media
Comcast Corp. - Class A	2,830	41,035
Time Warner Cable, Inc.	329	12,976
Time Warner, Inc.	1,313	39,547
Walt Disney Co./ The	1,580	43,245
		136,803

Retailing
Gap, Inc. / The	2,005	42,787
Home Depot, Inc. / The	1,670	41,900
		84,687

Energy - 1.56%
Oil, Gas & Consumable Fuels
ConocoPhillips	470	23,585

Financials - 16.06%
Banks
Bank of America Corp.	3,620	52,779
JPMorgan Chase & Co.	1,470	61,402
Wells Fargo & Co.	1,800	49,536
		163,717

Financials
Citigroup, Inc.	6,500	26,585
Goldman Sachs Group, Inc. / The	310	52,753
		79,338

Health Care - 5.31%
Pharmaceuticals, Biotechnology & Life Sciences
Johnson & Johnson	670	39,563
Pfizer, Inc.	2,391	40,719
		80,282

Industrials - 7.28%
Industrials Conglomerates
General Electric Co.	4,900	69,874

Machinery
Caterpillar, Inc.	730	40,194

*See accompanying notes which are an integral part of these financial statements

Jones Villalta Opportunity Fund
Schedule of Investments - continued
October 31, 2009

Common Stocks - 95.96% - continued	Shares	Value

Information Technology - 26.02%
Communications Equipment
Corning, Inc.	2,930	$ 42,807
NII Holdings, Inc. (a)	1,230	33,124
UTStarcom, Inc. (a)	12,600	22,806
		98,737

Computers & Peripherals
Dell, Inc. (a)	2,760	39,992

Semiconductors & Semiconductor Equipment
Intel Corp.	2,490	47,584

Software & Services
Microsoft Corp.	2,450	67,938
Oracle Corp.	1,950	41,145
		109,083

Technology Hardware & Equipment
EMC Corp. (a)	2,520	41,504
International Business Machines Corp.	470	56,687
		98,191

Materials - 3.98%
Chemicals
Mosaic Co. / The	520	24,300

Metals & Mining
Alcoa, Inc.	2,890	35,894

Services - 2.20%
Grocery Stores
SUPERVALU, INC.	2,100	33,327

Utilities - 2.19%
Electric Utilities
AES Corp. / The (a)	2,530	33,067

TOTAL COMMON STOCKS (Cost $999,846)		1,451,460

Money Market Securities - 4.28%

Fidelity Institutional Money Market Portfolio, 0.35% (b)	64,808	64,808

TOTAL MONEY MARKET SECURITIES (Cost $64,808)		64,808

TOTAL INVESTMENTS (Cost $1,064,654) - 100.24%		$ 1,516,268

Liabilities in excess of other assets - (0.24)%		(3,573)

TOTAL NET ASSETS - 100.00%		$ 1,512,695

(a) Non-income producing.
(b) Variable rate security; the money market rate shown represents the rate at October 31, 2009.

*See accompanying notes which are an integral part of these financial statements

Jones Villalta Opportunity Fund
Statement of Assets and Liabilities
October 31, 2009

Assets:
Investments in securities:
At cost	$ 1,064,654
At fair value	$ 1,516,268

Receivable due from Adviser (a)	6,937
Prepaid expenses	19,776
Dividends receivable	713
Receivable for fund shares sold	28
Interest receivable	18
Total assets	1,543,740

Liabilities:
Payable to administrator, fund accountant and transfer agent	8,307
Payable to trustees and officers	3,440
Payable to custodian	682
Other accrued expenses	18,616
Total liabilities	31,045

Net Assets:	$ 1,512,695

Net Assets consist of:
Paid in capital	$ 1,045,209
Accumulated undistributed net investment income (loss)	-
Accumulated net realized gain (loss) on investments	15,872
Net unrealized appreciation (depreciation) on investments	451,614

Net Assets:	$ 1,512,695

Shares outstanding (unlimited number of shares authorized)	109,009

Net asset value and offering
price per share	$ 13.88

Redemption price per share ($13.88 * 99%) (b)	$ 13.74

(a) See Note 4 in the Notes to the Financial Statements.
(b) The Fund charges a 1% redemption fee on shares redeemed within 90 calendar days of purchase.

*See accompanying notes which are an integral part of these financial statements

Jones Villalta Opportunity Fund
Statement of Operations
For the period ended October 31, 2009 (a)

Investment Income
Dividend income	$ 14,788
Interest income	167
Total Investment Income	14,955

Expenses
Transfer agent expense	42,839
Administration expense	31,108
Fund accounting expense	23,006
Legal expense	14,000
Auditing expense	13,501
Investment adviser fee (b)	9,870
Trustee expense	8,800
CCO expense	6,487
Custodian expense	4,333
Pricing expense	3,233
Miscellaneous expense	2,472
Registration expense	2,297
Printing expense	183
Total Expenses	162,129
Less: Fees waived and expenses reimbursed by Adviser (b)	(149,791)
Net operating expenses	12,338
Net Investment Income	2,617

Realized & Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities	16,549
Change in unrealized appreciation (depreciation) on
investment securities	451,614
Net realized and unrealized gain on investment securities	468,163
Net increase in net assets resulting from operations	$ 470,780

(a) For the period December 23, 2008 (Commencement of Operations) to October 31, 2009
(b) See Note 4 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements

Jones Villalta Opportunity Fund
Statement of Changes In Net Assets
	For the
	Period Ended
Increase (decrease) in net assets:	October 31, 2009	(a)
Operations:
Net investment income	$ 2,617
Net realized gain (loss) on investment securities	16,549
Change in unrealized appreciation (depreciation) on investment securities	451,614
Net increase in net assets resulting from operations	470,780

Distributions to shareholders:
From net investment income	(3,294)

Capital Share Transactions:
Proceeds from Fund shares sold	1,066,700
Reinvestment of distributions	3,294
Amount paid for Fund shares redeemed	(24,785)
Net increase in net assets resulting
from capital share transactions	1,045,209

Total Increase in Net Assets	1,512,695

Net Assets
Beginning of period	-

End of period	$ 1,512,695

Accumulated undistributed net investment income
included in net assets at end of period	$ -

Capital Share Transactions
Shares sold	110,394
Shares issued in reinvestment of distributions	399
Shares repurchased	(1,784)

Net increase from capital share transactions	109,009

(a) For the period December 23, 2008 (Commencement of Operations) to October 31, 2009

*See accompanying notes which are an integral part of these financial statements

Jones Villalta Opportunity Fund
Financial Highlights
(For a share outstanding during the period)
	For the
	Period Ended
	October 31, 2009	(a)

Selected Per Share Data:
Net asset value, beginning of period	$ 10.00

Income from investment operations:
Net investment income	0.02
Net realized and unrealized gain	3.89
Total from investment operations	3.91

Less Distributions to shareholders:
From net investment income	(0.03)
Total distributions	(0.03)

Paid in capital from redemption fees	-

Net asset value, end of period	$ 13.88

Total Return (b)	39.31%	(c)

Ratios and Supplemental Data:
Net assets, end of period (000)	$ 1,513
Ratio of expenses to average net assets	1.25%	(d)
Ratio of expenses to average net assets
before reimbursement	16.43%	(d)
Ratio of net investment income (loss) to
average net assets	0.27%	(d)
Ratio of net investment income (loss) to
average net assets before reimbursement	(14.91)%	(d)
Portfolio turnover rate	10.84%

(a) For the period December 23, 2008 (Commencement of Operations) to October 31, 2009
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c) Not annualized.
(d) Annualized.

*See accompanying notes which are an integral part of these financial statements

Jones Villalta Opportunity Fund

Notes to the Financial Statements

October 31, 2009

NOTE 1. ORGANIZATION

The Jones Villalta Opportunity Fund (the “Fund”) was organized as a diversified separate series of Unified Series Trust (the “Trust”) on November 10, 2008 and commenced operations on December 23, 2008. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust ( the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The investment adviser to the Fund is Jones Villalta Asset Management, LLC (the “Adviser”). The investment objective of the Jones Villalta Opportunity Fund (the “Fund”) is long-term capital appreciation.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the period ended October 31, 2009, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. federal tax authorities for tax year 2008.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the period from December 23, 2008 (commencement of Fund operations) to October 31, 2009, the Fund reclassified $677 from accumulated net investment income (loss) to accumulated net realized gain on investments.

Subsequent Events – In accordance with accounting principles generally accepted in the United States of America (“GAAP”),management has evaluated subsequent events through December 30, 2009, the date the financial statements were issued. See Note 9 for information regarding the approval of a new president of the Trust.

Jones Villalta Opportunity Fund

Notes to the Financial Statements - continued

October 31, 2009

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities
•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stock, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the fund. These securities will be categorized as Level 1 securities.

Fixed income securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value

Jones Villalta Opportunity Fund

Notes to the Financial Statements - continued

October 31, 2009

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Funds invest in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2009:

Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$ 1,451,460	$ -	$ -	$ 1,451,460

Money Market Securities	64,808	-	-	64,808

Total	$ 1,516,268	$ -	$ -	$ 1,516,268

* Refer to Schedule of Investments for industry classifications

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period.

Jones Villalta Opportunity Fund

Notes to the Financial Statements - continued

October 31, 2009

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s average net assets. For the period from December 23, 2008 (commencement of Fund operations) to October 31, 2009, the Adviser earned fees of $9,870 from the Fund before the waiver and reimbursement described below.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses through February 28, 2011 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary or litigation expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Fund invests) do not exceed 1.25% of the Fund’s average daily net assets. For the period from December 23, 2008 (commencement of Fund operations) to October 31, 2009, the Adviser waived fees and/or reimbursed expenses of $149,791. At October 31, 2009, the Adviser owed the Fund $6,937, for the excess of expenses waived by the Adviser over management fees accrued at period-end.

Each waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation described above. The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, at October 31, 2009 are as follows:

The Trust retains Unified Fund Services, Inc. (“Unified”) to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the period from December 23, 2008 (commencement of Fund operations) to October 31, 2009, Unified earned fees of $31,108 for administrative services provided to the Fund. At October 31, 2009, the Fund owed Unified $2,917 for administrative services. Certain officers of the Trust are members of management and/or employees of Unified. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). A Trustee of the Trust is a member of management of the Custodian. For the period from December 23, 2008 (commencement of Fund operations) to October 31, 2009, the Custodian earned fees of $4,333 for custody services provided to the Fund. At October 31, 2009, the Fund owed the Custodian $682 for custody services. The Trust also retains Unified to act as the Fund’s transfer agent and to provide fund accounting services. For the period from December 23, 2008 (commencement of Fund operations) to October 31, 2009, Unified earned fees of $20,205 from the Fund for transfer agent services and $22,634 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services. For the period from December 23, 2008 (commencement of Fund operations) to October 31, 2009, Unified earned fees of $23,006 from the Fund for fund accounting services. At October 31, 2009, the Fund owed Unified $1,665 for transfer agent services and $1,641 in reimbursement of out-of-pocket charges and $2,084 for fund accounting services.

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay the Adviser and/or any registered securities dealer, financial institution or any other person (a “Recipient”) a shareholder servicing fee aggregating 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of Fund shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts. The Fund and/or the Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. The Plan is not currently activated and the plan will not be activated through December 31, 2011.

Jones Villalta Opportunity Fund

Notes to the Financial Statements - continued

October 31, 2009

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund’s shares. There were no payments made to the Distributor by the Fund for the period from December 23, 2008 (commencement of Fund operations) to October 31, 2009. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and an officer of the Trust is an officer of the Distributor; such persons may be deemed to be affiliates of the Distributor.

NOTE 5. INVESTMENTS

For the period from December 23, 2008 (commencement of Fund operations) to October 31, 2009, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

Purchases	Amount
U.S. Government Obligations	$ -
Other	1,082,532
Sales
U.S. Government Obligations	$ -
Other	99,235

At October 31, 2009, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross Appreciation	$ 461,114
Gross (Depreciation)	(9,500)
Net Appreciation
on Investments	$ 451,614

  At October 31, 2009, the aggregate cost of securities for federal income tax purposes was $1,064,654.

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. At October 31, 2009, SEI Private Trust Company held 73.47% of the Fund’s shares and thus may be deemed to control the Fund.

Jones Villalta Opportunity Fund

Notes to the Financial Statements - continued

October 31, 2009

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

On March 13, 2009, the Fund paid an income distribution of $0.0306 per share to shareholders of record on March 12, 2009.

On December 28, 2009, the Fund paid an income distribution of $0.0138 per share and a short term capital gain distribution of $0.1451 per share to shareholders of record on December 24, 2009.

The tax characterization of distributions for the fiscal year ended October 31, 2009 was as follows:

At October 31, 2009, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

At October 31, 2009, there were no differences between book basis and tax basis appreciation.

NOTE 9. SUBSEQUENT EVENT

At a meeting of the Board on November 9, 2009, Melissa K. Gallagher was approved as the new president of the Trust. Anthony J. Ghoston, served as president from July 2004 to November 2009.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Trustees

Jones Villalta Opportunity Fund

(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Jones Villalta Opportunity Fund, a series of the Unified Series Trust,as of October 31, 2009, and the related statements of operations and changes in net assets, and the financial highlights for the period December 23, 2008 (commencement of operations) through October 31, 2009. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Jones Villalta Opportunity Fund as of October 31, 2009, the results of its operations, the changes in its net assets, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

December 30, 2009

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 62) Independent Trustee, December 2002 to present

President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from September 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age - 63) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age - 59) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004 ; Director, International Crankshaft, Inc. since January 2004; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age - 57) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Kenneth G.Y. Grant (Age – 60) Independent Trustee, May 2008 to present

Senior Vice President of Global Trust Company since 2008; Senior Vice President of Advisors Charitable Gift Fund since May 2005; Senior Vice President and Chief Officer, Corporate Development, of Northeast Retirement Services, Inc. since February 2003; Senior Vice President of Savings Banks Employees Retirement Association since February 2003; Treasurer (since January 2004) and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

Interested Trustees & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 53)*** Trustee, November 2007 to present

Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October, 2008; Director, Greenlawn Cemetery since October, 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

Anthony J. Ghoston(Age - 50) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005; Executive Vice President from June 2004 to June 2005; Senior Vice President from April 2003 to June 2004; Chief Executive Officer of The Huntington Funds since April 2009; Chief Executive Officer and Interested Trustee of the Valued Advisers Trust since August 2008; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from October 1997 to November 2004.

John C. Swhear (Age - 47) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of the Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including: Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007; Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Christopher E. Kashmerick (Age - 34) Treasurer and Chief Financial Officer, November 2008 to present

Vice President of Fund Accounting, Financial and Tax Reporting for Unified Fund Services, Inc., the Trust's Administrator, since April 2008; Assistant Vice President, Compliance Officer and Compliance Administrator for U.S. Bancorp Fund Services, LLC, a mutual fund servicing company, from February 2005 to April 2008; Employed in various positions with UMB Fund Services, a mutual fund servicing company including: Senior Accounting Analyst, Accounting Analyst and Fund Balancing Supervisor, from May 2000 through February 2005.

William J. Murphy (Age - 46) Assistant Treasurer, February 2008 to present	Manager of Financial Reporting for Unified Fund Services, Inc., since October 2007; Employed in various positions with American United Life Insurance Company from March 1987 to October 2007.
Lynn E. Wood (Age - 62) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chairman and Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from September 2000 to December 2004; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from September 2000toOctober 2004.

Heather Bonds (Age - 33) Secretary, July 2005 to present; Assistant Secretary, September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002, currently Manager, Board Relations and Legal Administration, since March 2008; Secretary of the Valued Advisers Trust since August 2008; Assistant Secretary of Dean Family of Funds August 2004 to March 2007; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004.

Tara Pierson (Age - 34) Assistant Secretary, November 2008 to present	Employed by Unified Fund Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to present.
*	The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208.

** The Trust currently consists of 27 series.

*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the Distributor, as of October 31, 2009.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (866) 950-5863 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Fund at (866) 950-5863 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Gary E. Hippenstiel

Daniel J. Condon

Ronald C. Tritschler

Nancy V. Kelly

Kenneth G.Y. Grant

OFFICERS

Anthony J. Ghoston, President

John Swhear, Senior Vice-President

Christopher E. Kashmerick, Treasurer and Chief Financial Officer

William J. Murphy, Assistant Treasurer

Heather A. Bonds, Secretary

Lynn Wood, Chief Compliance Officer

Tara Pierson, Assistant Secretary

INVESTMENT ADVISOR

Jones Villalta Asset Management, LLC

805 Las Cimas Parkway, Suite 125

Austin, TX 78746

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

The Sound Mind Investing Funds

  The Sound Mind Investing Fund

The Sound Mind Investing Managed Volatility Fund

Annual Report

October 31, 2009

Fund Advisor:

SMI Advisory Services, LLC

11561 W. Grandview Dr.

Columbus, IN 47201

Toll Free (877)SMI-FUND

Dear Fellow Shareholder,

Considering the returns posted by the U.S. stock market for the 12 months ending 10/31/2009, an investor who didn’t know better might be inclined to think it was a rather unremarkable year. After all, many investors have heard over and over again that the stock market has averaged gains of 9%-11% per year over many decades, so the past year’s gain of 11.36% for the Wilshire 5000 and 9.80% for the S&P 500 seem to fit that expectation almost perfectly.

Of course, having lived through the past year, you know that the past 12 months have been anything but average. On the contrary, a year ago the stock market was plummeting at a rate unparalleled in several decades. Despite already being down more than 36% from its high, the Wilshire 5000 index would fall an additional 29% between November 1, 2008 and the eventual bottom on March 9, 2009. Then without warning, it would turn up and rocket higher by 47% over the next several months. While the market action of the past year was many things, it certainly was not ordinary.

The Sound Mind Investing (“SMI”) Funds had mixed results navigating these treacherous market currents. The flagship Sound Mind Investing Fund (SMIFX) outperformed the broad U.S. market, gaining 16.57% over the past twelve months (compared to 11.36% for the Wilshire 5000 and 9.80% for the S&P 500). The core investing strategy of the SMI Funds, called Fund Upgrading, was generally successful in rotating the portfolios toward those sectors showing relative strength at the time. This helped us lose a bit less when the market was falling, and subsequently gain a bit more when the market started rising. We’re particularly pleased with the results of the past year, given that many quantitative strategies such as ours struggled because of the speed of the changes that occurred during the financial crisis and subsequent recovery.

Unfortunately, the SMI Managed Volatility Fund (SMIVX) didn’t perform as well, gaining just 1.62% over the past twelve months. The Managed Volatility Fund’s hedging component, which protected investors so well when the market was falling rapidly, left it flat-footed when the market suddenly reversed course and zoomed higher. Naturally the fund was quite heavily hedged at the March bottom, and the speed of the subsequent rise in stock prices meant the fund missed a large portion of the market’s early gains as a result of our system being somewhat conservative in removing those hedges.

However, despite its lagging performance over the past year, investors who have been invested in the Managed Volatility Fund since its 12/29/06 inception are still ahead of the market by a cumulative margin of -13.92% vs. -21.49% (Wilshire 5000) and -22.55% (S&P 500). It’s also worth noting that since SMIVX was launched, it actually leads the flagship SMI Fund (SMIFX) by a slight margin: -13.92% vs. -14.17%. And, as one might expect, it has outperformed both SMIFX and the overall market while generating significantly less volatility along the way, a valuable attribute given the psychological toll imposed on many investors by the financial panic.

In light of the fact that SMIVX’s performance over the longer market cycle since its inception has been relatively good, despite lagging the market considerably in recent months, it’s clear the fund’s approach requires patience. Understanding that its strengths are best seen over longer time periods will help investors during those inevitable stretches, such as much of this year, when the performance of SMIVX is disappointing over the short-term.

What Next?

What a difference a year makes! A year ago, many investors truly feared the end of the financial system as we know it. The markets were in total disarray. Now, a year later, we’ve weathered that panic and the markets have rebounded considerably from their lows (though they still remain well below their 2007 highs). The government and Federal Reserve appear committed to “whatever it takes” levels of interest rates and stimulus in support of economic recovery. While the long-term implications of these policies remain to be seen, in the short-term, they seem to have put a floor under markets and helped avert the worst-case scenarios that seemed so plausible a year ago. While financial markets still face considerable risks, on balance the economic signs appear to be brightening.

But what about the serious financial questions that remain unanswered? Will the next year hold inflation or deflation? Will commercial real estate be the next financial shoe to drop, pulling down more banks and financial stocks? Is gold in a bubble or simply responding appropriately to unprecedented government fiscal and monetary policies? Will the bull market in stocks continue or reverse as the economy hits the double-dip of renewed recession?

As you might expect, we have opinions as to how these questions ultimately will be answered. But we learned long ago that investing based on flawed predictions of a largely unknowable future is a tough way to make money. Instead, we have confidence that whatever the answers to these questions, our Upgrading process will systematically lead us to the pockets of market strength that best reflect the eventual outcomes. Rather than trying to predict where market strength will be in the future, we let our Upgrading model lead us to that strength as it is demonstrated and confirmed.

Upgrading isn’t a perfect investing system. But it has proven itself to be an effective system for signaling which mutual funds to buy and indicating when they need to be sold. Given the simplicity with which the Upgrading concept can be understood, the clarity of its implementation, and its excellent track record, the managers of the SMI Funds believe it remains an excellent strategy for investors. This is why we are shareholders ourselves, confidently putting our personal investments alongside yours on a daily basis.

We appreciate the confidence you have placed in us to be a faithful steward of your assets, even as you strive to be a faithful steward of His assets.

Sincerely,

Mark Biller

Senior Portfolio Manager

The Sound Mind Investing Funds

Performance Results

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-764-3863.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Standard & Poor’s 500® Index and Wilshire 5000 Index are unmanaged indices that assume reinvestment of all distributions and exclude the effect of taxes and fees. The Standard & Poor’s 500® Index and Wilshire 5000 Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than is found in each Fund’s portfolio. The returns of the Indices are not reduced by any fees or operating expenses. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Funds and may be obtained by calling the same number as above. Please read it carefully before investing. The Funds are distributed by Unified Financial Securities, Inc. Member FINRA.

The chart above assumes an initial investment of $10,000 made on December 2, 2005 (commencement of Fund operations) and held through October 31, 2009. The S&P 500 Index® and Wilshire 5000 Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the indices; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-877-764-3863. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

The chart above assumes an initial investment of $10,000 made on December 29, 2006 (commencement of Fund operations) and held through October 31, 2009. The S&P 500® Index and Wilshire 5000 Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the indices; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-877-764-3863. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Fund Holdings– (Unaudited)

1As a percentage of net assets.

The Sound Mind Investing Fund seeks long term capital appreciation. The Fund seeks to achieve its objective by investing in a diversified portfolio of other investment companies using a “fund upgrading” strategy. The fund upgrading investment approach is a systematic investment approach that is based on the belief of the Fund’s advisor, SMI Advisory Services, LLC, that superior returns can be obtained by constantly monitoring the performance of a wide universe of mutual funds, and standing ready to move assets into the funds deemed by the advisor to be most attractive at the time of analysis.

1As a percentage of net assets.

Fund Holdings– (Unaudited) - continued

The Sound Mind Investing Managed Volatility Fund seeks to provide long term capital appreciation with less volatility than broad U.S. equity markets. The Fund seeks to achieve its objective by investing in a diversified portfolio of other equity mutual funds using a “fund upgrading” strategy. The Fund seeks to achieve lower volatility through asset allocation across appropriate asset classes (represented by the underlying equity mutual funds) and the use of derivative transactions to hedge the Fund’s exposure to volatility with respect to underlying funds or the equity markets generally. In connection with its hedging strategy, the Fund may invest in futures contracts and options on futures contracts and may engage in short sales.

Availability of Portfolio Schedule – (Unaudited)

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available at the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses– (Unaudited)

As a shareholder of one of the Funds, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Each Fund’s example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 through October 31, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the fee imposed on short-term redemptions. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. If incurred, the short-term redemption fee imposed by the Fund would increase your expenses.

Summary of Fund’s Expenses– (Unaudited) - continued

The Sound Mind Investing Fund	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period May 1, 2009 – October 31, 2009*
Actual	$1,000.00	$1,196.21	$6.92
Hypothetical **	$1,000.00	$1,018.90	$6.36

*Expenses are equal to the Fund’s annualized expense ratio of 1.32%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

** Assumes a 5% return before expenses.

The Sound Mind Investing Managed Volatility Fund	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period May 1, 2009 – October 31, 2009*
Actual	$1,000.00	$1,053.54	$7.76
Hypothetical **	$1,000.00	$1,017.64	$7.63

*Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

** Assumes a 5% return before expenses.

The Sound Mind Investing Funds
The Sound Mind Investing Fund
Schedule of Investments
October 31, 2009

Mutual Funds - 97.18%	Shares	Value

Mutual Funds Greater Than 1% of The Sound
Mind Investing Fund's Net Assets - 95.31%

Ariel Fund	279,943	$ 9,344,506
Artisan Small Cap Value Fund - Investor Class	429,766	5,660,012
Brown Capital Management Small Company Fund - Institutional Class (b)	313,840	10,155,860
Buffalo Small Cap Fund (a)	482,334	10,071,143
Dreyfus Premier Midcap Value Fund	280,475	6,711,771
Fidelity Advisor Large Cap Fund - Institutional Class	462,776	6,821,324
Fidelity OTC Portfolio (a)	62,620	2,503,545
Fidelity Small Cap Stock Fund	494,993	6,806,157
FMI Common Stock Fund	374,240	7,600,810
Hotchkis and Wiley Mid-Cap Value Fund - Institutional Class	569,632	9,524,254
Janus Overseas Fund - Class J	276,564	10,689,145
John Hancock Funds - Classic Value Fund - Institutional Class	753,089	10,392,624
Kinetics Paradigm Fund - No Load Class	493,398	9,364,692
Legg Mason Capital Management Opportunity Trust Fund - Investor Class (a)	695,710	6,031,802
Legg Mason Capital Management Special Investment Trust Fund - Institutional Class (a)	181,405	5,527,401
Oakmark International Fund - Institutional Class	715,940	11,476,520
Oakmark International Small Cap Fund - Institutional Class (b)	985,305	11,508,364
Oakmark Select Fund - Institutional Class	463,771	10,263,256
Oppenheimer International Small Company Fund - Class Y	526,721	9,775,940
Putnam International Capital Opportunities Fund - Class Y	240,533	7,050,028
Putnam Voyager Fund - Class Y (a)	601,522	11,188,316
Royce Low-Priced Stock Fund - Institutional Class	786,418	9,901,005
Royce Opportunity Fund - Institutional Class	1,207,762	9,819,101
Third Avenue Value Fund	186,748	8,328,946
Van Kampen Capital Growth Fund - Institutional Class	518,035	5,304,681
The Yacktman Fund (b)	782,361	11,226,889
William Blair Small Cap Growth Fund - Institutional Class (b)	522,594	9,882,261

TOTAL MUTUAL FUNDS GREATER THAN 1% OF THE SOUND
MIND INVESTING FUND'S NET ASSETS (Cost $213,833,362)		232,930,353

Mutual Funds Less Than 1% of The Sound
Mind Investing Fund's Net Assets - 1.87% (d)

Allianz NFJ Dividend Value Fund - Institutional Class	200	1,954
Allianz NFJ Small-Cap Value Fund - Institutional Class	162	3,684
Artisan International Small Cap Fund - Investor Class	150	2,467
Artisan International Value Fund - Investor Class	150	3,375
Artisan Mid Cap Value Fund - Investor Class	200	3,284
BlackRock International Opportunities Portfolio - Institutional Class	100	3,027
Bridgeway Small Cap Growth Fund (a)	205	1,832
Bridgeway Small Cap Value Fund	179	1,925
Columbia Small Cap Growth I Fund - Class Z (a)	100	2,131
DWS Dreman Small Cap Value Fund - Institutional Class	85	2,476
Evergreen Omega Fund - Institutional Class (a)	70,265	2,065,094
Fidelity Advisor Value Strategies Fund - Institutional Class	59,218	1,134,019
Fidelity Mid-Cap Stock Fund	100	2,090
Franklin Small Cap Value Fund - Advisor Class	100	3,396
Hansberger International Growth Fund - Institutional Class	27,512	385,992
Hartford International Opportunities Fund - Class Y	247	3,235

*See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
The Sound Mind Investing Fund
Schedule of Investments - continued
October 31, 2009

Mutual Funds - 97.18% - continued	Shares	Value

Mutual Funds Less Than 1% of The Sound
Mind Investing Fund's Net Assets - 1.87% (d) - continued

Janus Venture Fund - Class J (a)	100	$ 3,868
JPMorgan Small Cap Equity Fund - Class S	226	6,282
Longleaf Partners Fund	41,699	917,785
Longleaf Partners Small-Cap Fund	100	1,929
Neuberger Berman Genesis - Institutional Class	100	3,461
Oberweis Micro-Cap Fund	175	1,643
Oppenheimer Small & Mid Cap Value Fund - Class Y	100	2,479
Perkins Mid Cap Value Fund - Class J	200	3,734
Royce Premier Fund - Investor Class	300	4,500
T. Rowe Price Small-Cap Value Fund	100	2,690

TOTAL MUTUAL FUNDS LESS THAN 1% OF THE SOUND
MIND INVESTING FUND'S NET ASSETS (Cost $4,262,987) (d)		4,568,352

TOTAL MUTUAL FUNDS (Cost $218,096,349)		237,498,705

Exchange-Traded Funds - 2.65%

iShares Dow Jones U.S. Basic Materials Sector Index Fund	34,868	1,841,728
PowerShares QQQ	113,090	4,632,166

TOTAL EXCHANGE-TRADED FUNDS (Cost $6,438,441)		6,473,894

Money Market Securities - 0.31%
Fidelity Institutional Treasury Portfolio - Class I, 0.01% (c)	757,015	757,015

TOTAL MONEY MARKET SECURITIES (Cost $757,015)		757,015

TOTAL INVESTMENTS (Cost $225,291,805) - 100.14%		$ 244,729,614

Liabilities in excess of other assets - (0.14)%		(351,050)

TOTAL NET ASSETS - 100.00%		$ 244,378,564

(a) Non-income producing.
(b) A portion of this security may be deemed illiquid due to the Investment Company Act of 1940 provision stating that no issuer of any investment company security purchased or acquired by a registered investment company shall be obligated to redeem such security in an amount exceeding 1 per centum of such issuer's total outstanding securities during any period of less than thirty days.
(c) Variable rate securities; the money market rate shown represents the rate at October 31, 2009.
(d) Small investments are occasionally retained in mutual funds that are closed to new investment, or in the manager's opinion are at risk to close, so as to allow the Fund the flexibility to reinvest in these funds in the future.

*See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
The Sound Mind Investing Managed Volatility Fund
Schedule of Investments
October 31, 2009

Mutual Funds - 96.90%	Shares	Value

Mutual Funds Greater Than 1% of The Sound
Mind Investing Managed Volatility Fund's Net Assets - 96.84%

Ariel Fund	42,327	$ 1,412,881
Artisan Small Cap Value Fund - Investor Class	67,947	894,862
Brown Capital Management Small Company Fund - Institutional Class	54,644	1,768,273
Buffalo Small Cap Fund (a)	104,914	2,190,605
Fidelity Advisor Large Cap Fund - Institutional Class	88,803	1,308,954
Fidelity Small Cap Stock Fund	87,091	1,197,499
FMI Common Stock Fund	102,336	2,078,451
Hotchkis and Wiley Mid-Cap Value Fund - Institutional Class	95,567	1,597,878
Janus Overseas Fund	55,694	2,152,577
John Hancock Funds - Classic Value Fund - Institutional Class	71,358	984,736
Kinetics Paradigm Fund - No Load Class	83,699	1,588,615
Legg Mason Capital Management Opportunity Trust Fund - Investor Class (a)	67,204	582,661
Oakmark International Fund - Institutional Class	101,693	1,630,132
Oakmark International Small Cap Fund - Institutional Class	108,163	1,263,344
Oakmark Select Fund - Institutional Class	70,420	1,558,398
Oppenheimer International Small Company Fund - Class Y	99,288	1,842,776
Putnam Voyager Fund - Class Y (a)	107,076	1,991,612
Royce Low-Priced Stock Fund - Institutional Class	111,859	1,408,311
Royce Opportunity Fund - Institutional Class	176,481	1,434,795
Third Avenue Value Fund	33,163	1,479,056
Van Kampen Capital Growth Fund - Institutional Class	54,111	554,097
The Yacktman Fund	135,158	1,939,516

TOTAL MUTUAL FUNDS GREATER THAN 1% OF THE SOUND
MIND INVESTING MANAGED VOLATILITY FUND'S NET ASSETS (Cost $29,735,823)		32,860,029

Mutual Funds Less Than 1% of The Sound
Mind Investing Managed Volatility Fund's Net Assets - 0.06% (b)

BlackRock International Opportunities Portfolio - Institutional Class	100	3,027
FBR Focus Fund	100	3,757
Janus Venture Fund - Class J (a)	100	3,868
JPMorgan Small Cap Equity Fund - Class S	100	2,783
Longleaf Partners Fund	144	3,165
Longleaf Partners Small-Cap Fund	100	1,929
Oppenheimer Small & Mid Cap Value Fund - Class Y	100	2,479

TOTAL MUTUAL FUNDS LESS THAN 1% OF THE SOUND
MIND INVESTING MANAGED VOLATILITY FUND'S NET ASSETS (Cost $27,024) (b)		21,008

TOTAL MUTUAL FUNDS (Cost $29,762,847)		32,881,037

Money Market Securities - 0.40%
Fidelity Institutional Treasury Portfolio - Class I, 0.01% (c)	136,209	136,209

TOTAL MONEY MARKET SECURITIES (Cost $136,209)		136,209

TOTAL INVESTMENTS (Cost $29,899,056) - 97.30%		$ 33,017,246

Other assets less liabilities - 2.70%		917,188

TOTAL NET ASSETS - 100.00%		$ 33,934,434

(a) Non-income producing.
(b) Small investments are occasionally retained in mutual funds that are closed to new investment, or in the manager's opinion are at risk to close, so as to allow the Fund the flexibility to reinvest in these funds in the future.
(c) Variable rate securities; the money market rate shown represents the rate at October 31, 2009.

*See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
The Sound Mind Investing Managed Volatility Fund
Futures Contracts
October 31, 2009

	Number of	Underlying Face	Unrealized
	(Short)	Amount at	Appreciation
Short Futures Contracts	Contracts	Fair Value	(Depreciation)

E-Mini MSCI EAFE Index Futures Contract December 2009 (a)	(10)	$ (751,950)	$ 30,860
E-Mini S&P 500 Futures Contract December 2009 (b)	(70)	(3,615,500)	97,125
E- Mini Russell 2000 Mini Futures Contract December 2009 (c)	(78)	(4,382,040)	378,300

Total Short Futures Contracts			$ 506,285

(a) Each E-Mini MSCI EAFE Index Futures contract has a multiplier of 50 shares.
(b) Each E-Mini S&P 500 Futures contract has a multiplier of 50 shares.
(c) Each E-Mini Russell 2000 Mini Futures contract has a multiplier of 100 shares.

*See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
Statements of Assets and Liabilities
October 31, 2009
		The Sound Mind
	The Sound Mind	Investing Managed
Assets	Investing Fund	Volatility Fund
Investments in securities:
At cost	$ 225,291,805	$ 29,899,056
At value	$ 244,729,614	$ 33,017,246

Cash held at broker (a)	-	707,127
Receivable for fund shares sold	381,097	83,516
Receivable for net variation margin on futures contracts	-	241,760
Interest receivable	42	7
Prepaid expenses	23,323	14,679
Total assets	245,134,076	34,064,335

Liabilities
Payable for investments purchased	116,799	-
Payable for fund shares redeemed	349,832	69,204
Payable to Advisor (b)	216,749	24,790
Payable to administrator, fund accountant and transfer agent	31,991	10,216
Payable to custodian	12,000	4,322
Payable to trustees and officers	3,306	3,349
Other accrued expenses	24,835	18,020
Total liabilities	755,512	129,901

Net Assets	$ 244,378,564	$ 33,934,434

Net Assets consist of:
Paid in capital	$ 291,573,869	$ 40,623,827
Accumulated net realized gain (loss) from investment transactions	(66,633,114)	(10,313,868)
Net unrealized appreciation (depreciation) on:
Investment Securities	19,437,809	3,118,190
Futures Contracts	-	506,285

Net Assets	$ 244,378,564	$ 33,934,434

Shares outstanding (unlimited number of shares authorized)	27,639,806	4,013,326

Net Asset Value (NAV) and offering price per share	$ 8.84	$ 8.46

Redemption price per share (c) (NAV * 98%)	$ 8.66	$ 8.29

(a) Cash used as collateral for futures contract transactions.
(b) See Note 5 in the Notes to the Financial Statements.
(c) The redemption price per share reflects a redemption fee of 2.00% on shares redeemed within 90 calendar days of purchase.
Shares are redeemed at the Net Asset Value if held longer than 90 calendar days.

*See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
Statements of Operations
For the fiscal year ended October 31, 2009

		The Sound Mind
	The Sound Mind	Investing Managed
	Investing Fund	Volatility Fund

Investment Income
Dividend income	$ 2,022,207	$ 376,190
Interest income	3,057	1,889
Total Investment Income	2,025,264	378,079

Expenses
Investment Advisor fee (a)	2,022,572	349,003
Administration expense	151,291	33,917
Transfer agent expense	147,227	57,477
Custodian expense	63,786	25,933
Fund accounting expense	59,494	24,930
Registration expense	41,822	22,037
Insurance expense	21,672	3,412
Legal expense	19,218	20,951
Printing expense	18,220	3,500
Auditing expense	13,514	13,477
Miscellaneous expense	9,722	3,419
Trustee expense	8,952	8,975
CCO expense	7,931	7,628
Pricing expense	4,510	3,812
24f-2 expense	2,649	509
Tax expense	-	731
Total Expenses	2,592,580	579,711
Advisor fees waived (a)	-	(55,476)
Other expense reductions (b)	(33,864)	(5,278)
Net Expenses	2,558,716	518,957
Net Investment Income (Loss)	(533,452)	(140,878)

Realized & Unrealized Gain (Loss) on Investments
Long term capital gain dividends from investment companies	4,603,476	827,712
Net realized gain (loss) on:
Investment Securities	(34,167,252)	(4,742,581)
Futures Contracts	-	(3,824,673)
Change in unrealized appreciation (depreciation) on:
Investment Securities	62,475,590	9,937,592
Futures Contracts	-	(970,918)
Net realized and unrealized gain (loss) on investments and futures contracts	32,911,814	1,227,132
Net increase (decrease) in net assets resulting from operations	$ 32,378,362	$ 1,086,254

(a) See Note 5 in the Notes to the Financial Statements.
(b) Certain funds that the Funds invest in rebate back a portion of the distribution fee charged.

*See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
Statements of Changes In Net Assets
	The Sound Mind Investing Fund

	Year ended	Year ended
	October 31, 2009	October 31, 2008
Increase (decrease) in Net Assets due to:
Operations
Net investment income (loss)	$ (533,452)	$ 3,907,878
Long term capital gain dividends from investment companies	4,603,476	10,063,357
Net realized gain (loss) on investment securities	(34,167,252)	(47,132,634)
Change in unrealized appreciation (depreciation) on investment securities	62,475,590	(82,999,972)
Net increase (decrease) in net assets resulting from operations	32,378,362	(116,161,371)

Distributions:
From net investment income	-	(3,907,878)
From net realized gain	-	(15,803,493)
From return of capital	(1,118,178)	(830,817)
Total distributions	(1,118,178)	(20,542,188)

Capital Share Transactions
Proceeds from Fund shares sold	69,153,470	116,396,423
Reinvestment of distributions	1,082,949	19,930,286
Amount paid for Fund shares redeemed	(52,799,388)	(51,458,445)
Proceeds from redemption fees collected (a)	55,928	49,518
Net increase in net assets resulting
from capital share transactions	17,492,959	84,917,782

Total Increase (Decrease) in Net Assets	48,753,143	(51,785,777)

Net Assets
Beginning of year	195,625,421	247,411,198

End of year	$ 244,378,564	$ 195,625,421

Accumulated undistributed net investment income
included in net assets at end of year	$ -	$ -

Capital Share Transactions
Shares sold	9,168,522	11,150,654
Shares issued in reinvestment of distributions	151,674	1,662,242
Shares redeemed	(7,303,868)	(5,029,901)

Net increase from capital share transactions	2,016,328	7,782,995

(a) The Fund charges a 2% redemption fee on shares redeemed within 90 calendar days of purchase.
Shares are redeemed at the Net Asset Value if held longer than 90 calendar days.

*See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
Statements of Changes In Net Assets

	The Sound Mind Investing Managed Volatility Fund

	Year ended	Year ended
	October 31, 2009	October 31, 2008
Increase (decrease) in Net Assets due to:
Operations
Net investment income (loss)	$ (140,878)	$ 360,031
Long term capital gain dividends from investment companies	827,712	1,366,900
Net realized gain (loss) on:
Investment Securities	(4,742,581)	(7,687,771)
Futures Contracts	(3,824,673)	3,736,384
Change in unrealized appreciation (depreciation) on:
Investment Securities	9,937,592	(10,797,405)
Futures Contracts	(970,918)	1,535,968
Net increase (decrease) in net assets resulting from operations	1,086,254	(11,485,893)

Distributions:
From net investment income	-	(360,031)
From return of capital	(57,069)	(105,931)
Total distributions	(57,069)	(465,962)

Capital Share Transactions
Proceeds from Fund shares sold	18,739,175	28,193,741
Reinvestment of distributions	55,486	456,147
Amount paid for Fund shares redeemed	(19,121,863)	(12,357,671)
Proceeds from redemption fees collected (a)	13,002	23,751
Net increase in net assets resulting
from capital share transactions	(314,200)	16,315,968

Total Increase in Net Assets	714,985	4,364,113

Net Assets
Beginning of year	33,219,449	28,855,336

End of year	$ 33,934,434	$ 33,219,449

Accumulated undistributed net investment income
included in net assets at end of period	$ -	$ -

Capital Share Transactions
Shares sold	2,381,591	2,773,851
Shares issued in reinvestment of distributions	6,970	41,057
Shares redeemed	(2,358,721)	(1,266,701)

Net increase from capital share transactions	29,840	1,548,207

(a) The Fund charges a 2% redemption fee on shares redeemed within 90 calendar days of purchase.
Shares are redeemed at the Net Asset Value if held longer than 90 calendar days.

*See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
Financial Highlights
(For a share outstanding during the period)	The Sound Mind Investing Fund

	Year ended		Year ended		Year ended		Period Ended
	October 31, 2009		October 31, 2008		October 31, 2007		October 31, 2006	(a)

Selected Per Share Data:
Net asset value, beginning of period	$ 7.63		$ 13.87		$ 10.91		$ 10.00

Income from investment operations:
Net investment income (loss) (c)	(0.02)		0.18	(b)	0.05		(0.05)
Net realized and unrealized gain (loss)	1.27		(5.30)		3.00		0.96
Total from investment operations	1.25		(5.12)		3.05		0.91

Less Distributions to Shareholders:
From net investment income	-		(0.21)		(0.09)		-	(d)
From net realized gain	-		(0.86)		-		-
From return of capital	(0.04)		(0.05)		-		-
Total distributions	(0.04)		(1.12)		(0.09)		-

Paid in capital from redemption fees (e)	-		-		-		-

Net asset value, end of period	$ 8.84		$ 7.63		$ 13.87		$ 10.91

Total Return (f)	16.57%		-39.86%		28.13%		9.14%	(g)

Ratios and Supplemental Data:
Net assets, end of period (000)	$ 244,379		$ 195,625		$ 247,411		$ 166,134
Ratio of expenses to average net assets (h) (i)	1.28%		1.24%		1.25%		1.43%	(j)
Ratio of net investment income (loss) to
average net assets (c) (h)	(0.26)%	(k)	1.64%	(k)	0.37%	(k)	(0.82)%	(j)
Portfolio turnover rate	124.85%		141.12%		115.48%		177.47%

(a) For the period December 2, 2005 (the date the Fund commenced operations) through October 31, 2006.
(b) Per share net investment income has been calculated using the average shares method.
(c) Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(d) Distributions to shareholders resulted in less than $0.005 per share.
(e) Redemption fees resulted in less than $0.005 per share.
(f) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(g) Not annualized.
(h) These ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the
Schedule of Investments.
(i) This ratio does not include the effects of other expenses refunded by the underlying funds in which the Fund invests. If these refunds had been included, the ratio of expenses to average net assets would have been 1.26%, 1.22%, 1.22%, and 1.43% for the periods ended October 31, 2009, October 31, 2008, October 31, 2007, and October 31, 2006, respectively.
(j) Annualized.
(k) This ratio is presented net of the other expenses refunded by the underlying funds in which the Fund invests.

*See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
Financial Highlights
(For a share outstanding during the period)	The Sound Mind Investing Managed Volatility Fund

	Year ended		Year ended		Period Ended
	October 31, 2009		October 31, 2008		October 31, 2007	(a)

Selected Per Share Data:
Net asset value, beginning of period	$ 8.34		$ 11.85		$ 10.00

Income from investment operations:
Net investment income (loss) (c)	(0.04)		0.10	(b)	(0.08)
Net realized and unrealized gain (loss)	0.17		(3.45)		1.92
Total from investment operations	0.13		(3.35)		1.84

Less Distributions to Shareholders:
From net investment income	-		(0.13)		-
From return of capital	(0.01)		(0.04)		-
Total distributions	(0.01)		(0.17)		-

Paid in capital from redemption fees	-	(d)	0.01		0.01

Net asset value, end of period	$ 8.46		$ 8.34		$ 11.85

Total Return (e)	1.62%		-28.51%		18.50%	(f)

Ratios and Supplemental Data:
Net assets, end of period (000)	$ 33,934		$ 33,219		$ 28,855
Ratio of expenses to average net assets (g) (h)	1.50%		1.50%		1.50%	(i)
Ratio of expenses to average net assets
before waiver and reimbursement (g)	1.66%		1.60%		1.92%	(i)
Ratio of net investment income to
average net assets (c) (g) (j)	(0.41)%		1.01%		(1.12)%	(i)
Ratio of net investment income to
average net assets before waiver and reimbursement (c) (g)	(0.57)%		0.91%		(1.54)%	(i)
Portfolio turnover rate	132.52%		150.43%		118.04%

(a) For the period December 29, 2006 (the date the Fund commenced operations) through October 31, 2007.
(b) Per share net investment income has been calculated using the average shares method.
(c) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(d) Redemption fees resulted in less than $0.005 per share.
(e) Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(f) Not annualized.
(g) These ratios exclude the impact of expenses of the underlying fund in which the Fund may invest, as represented in the
Schedule of Investments.
(h) This ratio does not include the effects of other expenses refunded by the underlying funds in which the Fund invests. If these refunds had been included, the ratio of expenses to average net assets would have been 1.48%, 1.47%
and 1.47% for the periods ended October 31, 2009, October 31, 2008, and October 31, 2007, respectively.
(i) Annualized.
(j) This ratio is presented net of the other expenses refunded by the underlying funds in which the Fund invests.

*See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds

Notes to the Financial Statements

October 31, 2009

NOTE 1. ORGANIZATION

The Sound Mind Investing Fund (the “SMI Fund”) was organized as a diversified series of the Unified Series Trust (the “Trust”) on August 29, 2005. The Sound Mind Investing Managed Volatility Fund (the “Managed Volatility Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on November 13, 2006 (collectively with the SMI Fund, the “Funds” or each a “Fund”). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. Each Fund is one of a series of funds currently authorized by the Board. The SMI Fund commenced operations on December 2, 2005 and the Managed Volatility Fund commenced operations on December 29, 2006. The investment advisor to each Fund is SMI Advisory Services, LLC (the “Advisor”). The SMI Fund seeks to provide long-term capital appreciation. The Managed Volatility Fund seeks to provide long-term capital appreciation with less volatility than broad U.S. equity markets.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities Valuations – All investments in securities are recorded at their estimated fair value as described in Note 3.

Futures Contracts - The Managed Volatility Fund may enter into futures contracts and may short futures contracts to manage its exposure to the stock markets, fluctuations in interest rates, and foreign currency values. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. Secondary margin limits are required to be maintained while futures are held, as defined by each contract. Cash held at the broker as of October 31, 2009, is held for collateral for futures transactions and is restricted from withdrawal.

During the period a futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the fair value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from the closing transaction and the Fund’s cost of entering into a contract. The use of futures contracts involves the risk of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. See Note 4 for information on futures contract activity during the six month period May1,2009 - October 31, 2009.

Short Sales– The Managed Volatility Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. The Funds intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

During the fiscal period, November 1, 2008 – October 31, 2009, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the period, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years prior to 2005.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

The Sound Mind Investing Funds

Notes to the Financial Statements - continued

October 31, 2009

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Subsequent Events – In accordance with accounting principles generally accepted in the United States of America (“GAAP”), management has evaluated subsequent events through December 30, 2009, the date the financial statements were issued. See Note 11 for information regarding the approval of a new president of the Trust.

Security Transactions and Related Income – The Funds follow industry practice and record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method.

Dividends and Distributions – The Funds typically distribute substantially all of their net investment income in the form of dividends and taxable capital gains to their shareholders at least annually. These distributions, which are recorded on the ex-dividend date, are automatically reinvested in each Fund unless shareholders request cash distributions on their application or through a written request. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds. For the fiscal year ended October 31, 2009, SMI Fund and Managed Volatility Fund reclassified accumulated net investment loss in the amount of $533,452 and $140,878, respectively and distributions in excess of net investment income in the amount of $1,118,178 and $57,069, respectively, to paid in capital.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities
•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Sound Mind Investing Funds

Notes to the Financial Statements - continued

October 31, 2009

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

Equity securities, including exchanged-traded funds, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security.

Sometimes, an equity security owned by the Funds will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities such as corporate bonds, U.S. government securities and U.S. government agency securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

Derivative instruments the Funds invest in, such as futures contracts, are valued at the settlement price established each day by the board of trade or exchange on which they are traded and will generally be categorized as Level 1 securities.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Funds’ invest in may default or otherwise cease to have market quotations readily available.

The Sound Mind Investing Funds

Notes to the Financial Statements - continued

October 31, 2009

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

The following is a summary of the inputs used to value the SMI Fund’s investments as of October 31, 2009:

		Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Mutual Funds - greater than 1% of net assets	$ 232,930,353	$ -	$ -	$ 232,930,353

Mutual Funds - less than 1% of net assets	4,568,352	-	-	4,568,352

Exchange-Traded Funds	6,473,894	-	-	6,473,894

Money Market Securities	757,015	-	-	757,015

Total	$ 244,729,614	$ -	$ -	$ 244,729,614

The SMI Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Sound Mind Investing Fund did not hold any derivative instruments during the reporting period.

The following is a summary of the inputs used to value the Managed Volatility Fund’s investments as of October 31, 2009:

		Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Mutual Funds - greater than 1% of net assets	$ 32,860,029	$ -	$ -	$32,860,029
Mutual Funds - less than 1% of net assets	21,008	-	-	21,008
Money Market Securities	136,209	-	-	136,209
Subtotal	33,017,246	-	-	33,017,246
Short Futures Contracts*	506,285	-	-	506,285
Total	$ 33,523,531	$ -	$ -	$33,523,531

*The amount shown represents the gross unrealized appreciation, not the fair value of the futures contracts.

The Managed Volatility Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. DERIVATIVE TRANSACTIONS

In an attempt to lower its volatility compared to broad U.S. equity markets, the Managed Volatility Fund typically engages in short sales of futures contracts. The Fund’s investments in derivatives (directly or indirectly through underlying funds) will expose it to various risks. See Note 2 for more discussion on the Fund’s use of futures contracts.

The Sound Mind Investing Funds

Notes to the Financial Statements - continued

October 31, 2009

NOTE 4. DERIVATIVE TRANSACTIONS - continued

The futures contracts the Fund enters into are considered to be equity risk instruments. The contracts are traded on an exchange and, therefore, are regulated and provide the Fund with protection against counterparty risk.

The futures contracts can be found on the Statement of Assets and Liabilities under assets, receivable for net variation margin on futures contracts. At October 31, 2009, the receivable for futures contracts, at value was $241,760. The futures contracts can be found on the Statement of Operations under Realized and Unrealized Gain (Loss) on Investments. For the six months ended October 31, 2009, the realized gain (loss) on futures contracts was $(6,733,597). The change in unrealized appreciation (depreciation) on futures contracts was $2,587,583. The Fund opened 663 contracts and closed 896 contracts in the six months ended October 31, 2009.

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor, under the terms of the management agreement with respect to each Fund (each an “Agreement”), manages the Funds’ investments. As compensation for its management services, each Fund is obligated to pay the Advisor a fee based on the Fund’s average daily net assets as follows:

Fund Assets	Management Fee

$1 - $250 million	1.00%
$250,000,001 to $500 million	0.90%
Over $500 million	0.80%

For the fiscal year ended October 31, 2009, the Advisor earned fees of $2,022,572 from the SMI Fund. For the fiscal year ended October 31, 2009, the Advisor earned fees of $349,003 from the Managed Volatility Fund before the reimbursement described below. At October 31, 2009, $216,749 and $24,790 were owed to the Advisor from the SMI Fund and the Managed Volatility Fund, respectively.  The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary to maintain each Fund’s total annual expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as expenses incurred by other investment companies acquired by a Fund), at 1.50% of each Fund’s average daily net assets through February 28, 2010. For the fiscal year ended October 31, 2009, the Advisor did not waive any fees for the SMI Fund. For the fiscal year ended October 31, 2009, the Advisor waived fees of $55,476 for the Managed Volatility Fund. Each waiver or reimbursement by the Advisor is subject to repayment by the applicable Fund within the three fiscal years following the fiscal year in which the particular expense was incurred; provided that the Fund is able to make the repayment without exceeding the 1.50% expense limitation.

The amounts subject to repayment by the Managed Volatility Fund, pursuant to the aforementioned conditions, at October 31, 2009 were as follows:

Subject to repayment
Amount	by October 31,

$ 73,032	2010
36,271	2011
55,476	2012

The Trust retains Unified Fund Services, Inc. (“Unified”), to manage the Funds’ business affairs and to provide the Funds with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended October 31, 2009, Unified earned fees of $151,291 and $33,917 for administrative services provided to the SMI Fund and the Managed Volatility Fund, respectively. At October 31, 2009, $15,106 and $3,393 was owed to Unified from the SMI Fund and Managed Volatility Fund, respectively, for administrative services. Certain officers of the Trust are members of management and/or employees of Unified. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of each Fund’s investments (the “Custodian”).

The Sound Mind Investing Funds

Notes to the Financial Statements - continued

October 31, 2009

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

For the fiscal year ended October 31, 2009, the Custodian earned fees of $63,786 and $25,933 for custody services provided to the SMI Fund and the Managed Volatility Fund, respectively. At October 31, 2009, the Custodian was owed $12,000 and $4,322 from the SMI Fund and Managed Volatility Fund, respectively, for custody services.

The Custodian receives distribution fees from the underlying funds in which the Fund invests and forwards these fees back to the appropriate Fund. The Funds use the fees received to reduce gross expenses. A Trustee of the Trust is a member of management of the Custodian.

The Trust retains Unified to act as each Fund’s transfer agent and to provide the Funds with fund accounting services. For the fiscal year ended October 31, 2009, Unified earned fees of $99,134 from the SMI Fund for transfer agent services and $48,093 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services. For the fiscal year ended October 31, 2009, Unified earned fees of $19,909 from the Managed Volatility Fund for transfer agent services and $37,568 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services.

At October 31, 2009, Unified was owed $7,774 and $1,779 from the SMI Fund and Managed Volatility Fund, respectively, for transfer agent services. At October 31, 2009, Unified was owed $3,398 and $2,959 from the SMI Fund and Managed Volatility Fund, respectively, for out-of-pocket expenses. For the fiscal year ended October 31, 2009, Unified earned fees of $59,494 and $24,930 from the SMI Fund and Managed Volatility Fund, respectively, for fund accounting services. At October 31, 2009, Unified was owed $5,713 and $2,085 from the SMI Fund and the Managed Volatility Fund, respectively, for fund accounting services.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of each Fund. There were no payments made to the Distributor by either Fund for the fiscal year ended October 31, 2009. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and an officer of the Trust is an officer of the Distributor and such persons may be deemed to be affiliates of the Distributor.

NOTE 6. INVESTMENTS

For the fiscal year ended October 31, 2009, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

At October 31, 2009, the net unrealized appreciation (depreciation) of investments for tax purposes, excluding futures contracts was as follows:

At October 31, 2009, the aggregate cost of securities for federal income tax purposes (excluding future contracts) was $225,293,758 and $29,912,503 for the SMI Fund and the Managed Volatility Fund, respectively.

The Sound Mind Investing Funds

Notes to the Financial Statements - continued

October 31, 2009

NOTE 7. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 8. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. At October 31, 2009, National Financial Securities Corporation (“NFSC”), for the benefit of others, held 26.02% of the outstanding shares of the SMI Fund. At October 31, 2009, NFSC, for the benefit of others, held 26.18% of the outstanding shares of the Managed Volatility Fund. As a result, NFSC may be deemed to control the SMI Fund and the Managed Volatility Fund.

NOTE 9. DISTRIBUTIONS TO SHAREHOLDERS

SMI Fund. On December 30, 2008, the Fund paid return of capital of $0.0439 per share to shareholders of record on December 29, 2008.

The tax characterization of distributions for the fiscal years ended October 31, 2009 and October 31, 2008, was as follows:

At October 31, 2009, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

At October 31, 2009, the difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales in the amount of $1,953.

The Sound Mind Investing Funds

Notes to the Financial Statements - continued

October 31, 2009

NOTE 9. DISTRIBUTIONS TO SHAREHOLDERS - continued

Managed Volatility Fund. On December 30, 2008, the Managed Volatility Fund paid return of capital of $0.0141 per share to shareholders of record on December 29, 2008.

The tax characterization of distributions for the fiscal years ended October 31, 2009 and October 31, 2008, was as follows:

At October 31, 2009, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

At October 31, 2009, the difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales in the amount of $13,447 and the mark-to-market on futures contracts in the amount of $506,285.

NOTE 10. CAPITAL LOSS CARRYFORWARD

At October 31,2009, the SMI Fund had available for federal tax purposes an unused capital loss carryforward of $66,631,161 which is available for offset against future taxable net capital gains.. At October 31, 2009, the Managed Volatility Fund had available for federal tax purposes an unused capital loss carryforward of $9,794,136. To the extent these carryforwards are used to offset future capital gains, it is probable that the amount, which is offset, will not be distributed to shareholders. The carryforwards expire as follows:

NOTE 11. SUBSEQUENT EVENT

At a meeting of the Board on November 9, 2009, Melissa K. Gallagher was approved as the new president of the Trust. Anthony J. Ghoston, had served as president from July 2004 to November 2009.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Trustees

The Sound Mind Investing Funds

(Unified Series Trust)

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Sound Mind Investing Funds, comprising The Sound Mind Investing Fund and The Sound Mind Investing Managed Volatility Fund (the “Funds”), each a series of the Unified Series Trust,as of October 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended. These financial statements and financial highlights are the responsibility of Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting The Sound Mind Investing Funds as of October 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

December 30, 2009

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 62) Independent Trustee, December 2002 to present

President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from September 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age - 63) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age - 59) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004 ; Director, International Crankshaft, Inc. since January 2004; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age - 57) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Kenneth G.Y. Grant (Age – 60) Independent Trustee, May 2008 to present

Senior Vice President of Global Trust Company since 2008; Senior Vice President of Advisors Charitable Gift Fund since May 2005; Senior Vice President and Chief Officer, Corporate Development, of Northeast Retirement Services, Inc. since February 2003; Senior Vice President of Savings Banks Employees Retirement Association since February 2003; Treasurer (since January 2004) and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

Interested Trustees & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 54)*** Trustee, November 2007 to present

Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October, 2008; Director, Greenlawn Cemetery since October, 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

Anthony J. Ghoston(Age - 50) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005; Executive Vice President from June 2004 to June 2005; Senior Vice President from April 2003 to June 2004; Chief Executive Officer of The Huntington Funds since April 2009; Chief Executive Officer and Interested Trustee of the Valued Advisors Trust since August 2008; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from October 1997 to November 2004.

John C. Swhear (Age - 48) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of the Valued Advisors Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including: Associate General Counsel, April 2007; Investment Advisor Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007; Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Christopher E. Kashmerick (Age - 34) Treasurer and Chief Financial Officer, November 2008 to present

Vice President of Fund Accounting, Financial and Tax Reporting for Unified Fund Services, Inc., the Trust's Administrator, since April 2008; Assistant Vice President, Compliance Officer and Compliance Administrator for U.S. Bancorp Fund Services, LLC, a mutual fund servicing company, from February 2005 to April 2008; Employed in various positions with UMB Fund Services, a mutual fund servicing company including: Senior Accounting Analyst, Accounting Analyst and Fund Balancing Supervisor, from May 2000 through February 2005.

William J. Murphy (Age - 46) Assistant Treasurer, February 2008 to present	Manager of Financial Reporting for Unified Fund Services, Inc., since October 2007; Employed in various positions with American United Life Insurance Company from March 1987 to October 2007.
Lynn E. Wood (Age - 63) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chairman and Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from September 2000 to December 2004; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from September 2000toOctober 2004.

Heather Bonds (Age - 34) Secretary, July 2005 to present; Assistant Secretary, September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002, currently Manager, Board Relations and Legal Administration, since March 2008; Secretary of the Valued Advisors Trust since August 2008; Assistant Secretary of Dean Family of Funds August 2004 to March 2007; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004.

Tara Pierson (Age - 34) Assistant Secretary, November 2008 to present	Employed by Unified Fund Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to present.
*	The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208.

** The Trust currently consists of 27 series.

*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the Distributor, as of October 31, 2009.

OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (877) 764-3863 to request a copy of the SAI or to make shareholder inquiries.

Management Agreement Renewal (Unaudited)

The approval of the Management Agreement (the “Agreement”) for the Funds was considered by the Board, including a majority of Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively the “Trustees”, each a “Trustee”) at an in-person meeting held February 8-9, 2009. The Chairman of the Board of Trustees reported that on January 29, 2009, the Adviser Contract Renewal Committee of the Board (“Committee”) convened via teleconference to consider whether to recommend that the full Board approve the continuance of the Management Agreements (the “Agreements”) between the Trust, on behalf of Sound Mind Investing Fund (the “SMI Fund”) and Sound Mind Investing Managed Volatility Fund (the “Managed Volatility Fund” and with the SMI Fund, the “Funds”), and SMI Advisory Services, LLC (“SMI”), the Advisor.

The Chairman noted that all participants acknowledged receiving and reviewing the 15(c) materials compiled by the Administrator and provided to the participants in advance of the meeting. He also noted that no changes had been proposed to either Fund’s management agreement or expense cap side letter. The Chairman indicated that the materials specifically provided to the Committee included the following information: (i) executed copies of each Fund’s management agreement and current expense cap side letter, (ii) a letter from the Administrator to the Advisor setting forth, and the Advisor’s response to, a detailed series of questions regarding, among other things, the Advisor’s services to the Funds, its profitability from managing the Funds and ideas for future growth for the Funds, (iii) a certification from the Trust’s CCO that the Advisor had adopted a compliance program that is reasonably designed to prevent violation of federal securities laws by the Funds, (iv) the Advisor’s Form ADV Parts I and II and accompanying schedules, (v) the Advisor’s November 30, 2008 balance sheet and income statement for the period January 1, 2008 – November 30, 2008, (vi) reports provided by the Administrator regarding the SMI Fund’s performance for the past three-months, one- and three-years periods and comparisons of the same to the SMI Fund’s benchmark(s) and peer group for the same periods, (vii) reports provided by the Administrator regarding the Managed Volatility Fund’s performance for the past three- and twelve-months periods and comparisons of the same to the Managed Volatility Fund’s benchmark and peer group for the same periods, and (viii) reports provided by the Administrator comparing each Fund’s advisory fee and total expenses (after fee waivers and reimbursements) to such Fund’s peer group as determined by the Administrator.

The Chairman noted that after discussing the materials, the Committee contacted the Advisor’s representatives, the portfolio manager for the Funds and the Advisor’s chief compliance officer, and interviewed them via teleconference for approximately a half hour.

During the in-person Board Meeting, the Committee members noted that they had received and evaluated such information as they deemed necessary to make their decision. They also noted that they had taken into account a number of factors that they believed, in light of the legal advice provided by legal counsel to the Trust and legal counsel to the independent trustees, and their own business judgement, to be relevant. They noted that this included information regarding the Advisor that had been provided to the Board throughout the year at regular meetings of the Board, as well as information that was specifically furnished to the Committee in connection with its review of the Funds’ management arrangements. As a result, the Committee summarized its review as follows:

(i)         The Nature, Extent and Quality of Services – The Committee noted that the Advisor manages approximately $220 million in assets, of which the SMI Fund represented approximately $185 million in assets, and the Managed Volatility Fund represented approximately $32.7 million in assets, as of December 31, 2008. The Committee reviewed the responses from the Advisor as to the resources provided to the Funds, and considered the adequacy of such resources in light of the desired growth in the levels of each Fund’s assets, and whether the resources are sufficient to sustain good performance, compliance and other needs. The Committee determined that the Advisor’s resources appear adequate, and specifically noted that the Advisor provides three portfolio managers to manage each Fund, each of whom appears to have adequate experience to manage the Funds. The Committee also noted that the Advisor also provides the support of various administrative and professional staff, including its compliance officer. The Committee noted that the Advisor was not proposing any changes to the level of services provided to the Funds. The Committee noted that various compliance reports had been provided by the Advisor and the Trust’s CCO to the Board throughout the year, and noted, based on such reports, that each Fund’s investment policies and restrictions were consistently complied with during the last year. The Committee noted that the Trust’s Chief Compliance Officer had reviewed the Advisor’s compliance policies and procedures and determined that they appeared reasonably designed to prevent violation of federal securities laws.

(ii)        Fund Performance – The Committee discussed each Fund’s performance and reviewed other materials provided by the Advisor and the Administrator with respect to such performance. The Committee noted that the Administrator reported that for the three-month, one-year and three-years periods ended December 31, 2008, the SMI Fund had outperformed its peer group average return. They also noted that the SMI Fund has outperformed its benchmark, the DJ Wilshire 5000 index for the three-months and three-years periods, but underperformed its benchmark for the one year period. The Committee noted that the Managed Volatility Fund had underperformed its peer group average but had outperformed its benchmark, the DJ Wilshire 5000. The Committee noted that the Advisor had reported that the performance of the Funds had been affected by the lack of positive trends to follow, given the dramatic changes in the market.

(iii)       Fee Rates and Profitability – The Committee noted that the Advisor’s 1.00% fee for managing the Managed Volatility Fund was lower than its peer group average and that the Advisor was capping certain operating expenses at 1.50%.

They also noted that, although the Advisor’s 1.00% fee was higher than the SMI Fund’s peer group average, the Advisor was capping certain operating expenses at 1.50%. The Committee noted that Advisor had reimbursed over $36,000 in expenses of the Managed Volatility Fund for 2008. The Advisor confirmed that it would continue capping certain operating expenses of each Fund through February 28, 2010. The Committee noted that the Managed Volatility Fund’s total expenses (after fee waivers and reimbursements) were lower than its peer group average. The Committee also noted that the SMI Funds total expenses (after fee waivers and reimbursements) were higher than its peer group average, but that there were other funds in its peer group with higher expense ratios. The Committee also noted that the SMI Fund’s performance was after deduction of all expenses. The Advisor reported that the Funds’ management agreements were profitable to the Advisor in the aggregate, but pointed out that salary and benefits expenses borne by the two firms that own the Advisor reduced the profitability. It was the consensus of the Committee members that the Advisor’s profits were not excessive. The Committee noted that the Advisor stated that it does not direct Fund brokerage to brokers and dealers in return for research services. The Committee also noted that Advisor has directed any 12b-1 fees available to the Advisor from the Funds’ investments in other funds be returned to the Fund.

(iv)       Economies of Scale – In determining the reasonableness of the advisory fees, the Committee also considered whether economies of scale will be realized as each Fund grows larger, and the extent to which this is reflected in the advisory fees. They noted that the management agreements each contain fee breakpoints that reduce the advisory fee to each Fund as assets increase, thus passing any economies of scale back to the Funds. The Committee also noted that it did not appear that the Advisor has begun to realize any significant economies of scale from managing the Funds.

The Committee reviewed the foregoing with the Board, indicating that its members had determined that the Funds’ advisory fees (after waivers and reimbursement by the Advisor) was reasonable, and that its members unanimously were recommending that the Board approve the renewal of the Funds’ Management Agreements.

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Funds at (877) 764-3863 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Gary E. Hippenstiel

Daniel J. Condon

Ronald C. Tritschler

Nancy V. Kelly

Kenneth G.Y. Grant

OFFICERS

Anthony J. Ghoston, President

John Swhear, Senior Vice-President

Chris Kashmerick, Chief Financial Officer and Treasurer

William J. Murphy, Assistant Treasurer

Heather A. Bonds, Secretary

Lynn Wood, Chief Compliance Officer

Tara Pierson, Assistant Secretary

INVESTMENT ADVISOR

SMI Advisory Services, LLC

11561 W. Grandview Dr.

Columbus, IN 47201

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine LLP

312 Walnut St., 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Funds prospectus which contains information about the Funds management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

Item 2. Code of Ethics.

(a)        As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)         Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)	Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)         Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a)        The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)		Audit Fees

Marathon Value Portfolio:		FY 2009	$11,000
		FY 2008	$11,500

Sound Mind Investing Funds:		FY 2009	$23,000
		FY 2008	$23,000

Becker Value Fund:		FY 2009	$10,500
		FY 2008	$10,500

Jones Villalta Opportunity Fund:		FY 2009	$11,500
		FY 2008	N/A

(b)		Audit-Related Fees

	Registrant
Marathon Value Portfolio:		FY 2009	$0
		FY 2008	$0

Sound Mind Investing Funds:		FY 2009	$0
		FY 2008	$0

Becker Value Fund:		FY 2009	$0
		FY 2008	$0

Jones Villalta Opportunity Fund:		FY 2009	$0
		FY 2008	N|A

(c)		Tax Fees

	Registrant
Marathon Value Portfolio:		FY 2009	$2,000
		FY 2008	$2,000

Sound Mind Investing Funds:		FY 2009	$4,000
		FY 2008	$4,000

Becker Value Fund:		FY 2009	$2,000
		FY 2008	$2,000

Jones Villalta Opportunity Fund:		FY 2009	$2,000
		FY 2008	N|A

Nature of the fees:	preparation of the 1120 RIC

(d)		All Other Fees
	Registrant
Marathon Value Portfolio:		FY 2009	$0
		FY 2008	$0

Sound Mind Investing Funds:		FY 2009	$0
		FY 2008	$0

Becker Value Fund:		FY 2009	$0
		FY 2008	$0

Jones Villalta Opportunity Fund:		FY 2009	$0
		FY 2008	N|A

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f)         During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)         The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant	Adviser
FY 2009	$ 0	$ 0
FY 2008	$ 0	$ 0

(h)        Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)        Based on an evaluation of the registrant’s disclosure controls and procedures as of November 18, 2009 the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)        There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Code is filed herewith

(2)

Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Unified Series Trust

By */s/ Melissa K. Gallagher
Melissa K. Gallagher, President

Date: 01/07/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By */s/ Melissa K. Gallagher
Melissa K. Gallagher, President

Date: 01/07/2010

By */s/ Christopher E. Kashmerick
Christopher E. Kashmerick, Treasurer

Date: 01/07/2010